Exhibit 10.2

EXHIBITS TO DESIGN - BUILD CONTRACT BETWEEN APPLIED OPTOELECTRONICS INC., AS OWNER, AND LCC3 SOLUTION INC. AS DESIGN - BUILDER, FOR PROJECT: OMD 3 (FAB4) Manufacturing Cleanroom Project 11555 North Spectrum Boulevard Houston, TX 77047 [Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S - K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private or confidential. Omitted information is indicated by black boxes containing asterisks.]

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TABLE OF EXHIBITS

Exhibit A	**Scope of Work and Owner's Criteria**
Exhibit A-1	**Owner-Provided Equipment**
Exhibit B-1	**Contract Sum and Schedule of Values**
Exhibit B-2	**Payment Schedule**
Exhibit B-3	**Separated Contract Requirements**
Exhibit B-4	**Design-Builder Rates**
Exhibit C-1	**Design Delivery Schedule**
Exhibit C-2	**Project Schedule**
Exhibit C-3	**Project Schedule Key Milestones**
Exhibit C-4	**Delay Liquidated Damages and Completion Incentives**
Exhibit D-1	**Design-Builder Performance Guarantee Requirements**
Exhibit D-2	**Performance Earned Incentives and Liquidated Damages**
Exhibit E-1	**Design-Builder Key Personnel/Project Organization**
Exhibit E-2	**List of Design-Builder's Architect, Consultants, and Subcontractors**
Exhibit E-3	**Design-Builder's Quality Assurance and Quality Control Manual**
Exhibit F	**Change Order Terms and Limitations**
Exhibit F-1	**Form of Change Order Request**
Exhibit F-2	**Form of Change Order**
Exhibit G-1	**Form of Conditional Waiver and Release on Progress Payment**
Exhibit G-2	**Form of Unconditional Waiver and Release on Progress Payment**
Exhibit G-3	**Form of Conditional Waiver and Release on Final Payment**
Exhibit G-4	**Form of Unconditional Waiver and Release on Final Payment**
Exhibit G-5	**Form of All Bills Paid Affidavit**
Exhibit H-1	**Mechanical Completion Conditions**
Exhibit H-2	**Notice of Mechanical Completion Form**
Exhibit H-3	**Mechanical Completion Certificate**
Exhibit I-1	**Pre-Commissioning, Commissioning, Start-Up and Testing Conditions**
Exhibit I-2	**Notice of Performance Test Completion**
Exhibit I-3	**Form of Performance Test Completion Certificate**
Exhibit J-1	**Substantial Completion Conditions**
Exhibit J-2	**Notice of Substantial Completion**
Exhibit J-3	**Form of Substantial Completion Certificate**
Exhibit K-1	**Final Completion Conditions**
Exhibit K-2	**Notice of Final Completion Form**
Exhibit K-3	**Final Completion Certificate**
Exhibit L	**Insurance Requirements**
Exhibit M	**Non-Disclosure and Confidentiality Agreement**
Exhibit N	**Dispute Resolution Requirements**
Exhibit O	**Not used**

Table of Exhibits

Exhibit A (Scope of Work) – Page 1 EXHIBIT A SCOPE OF WORK AND OWNER’S CRITERIA Project Location: 11555 North Spectrum Boulevard, Houston, TX 77047 Project Description: The project entails an interior design - build of approximately 195,591 SF ISO 6 certified cleanroom space including gowning area with ISO 8 certified cleanroom space, and approximately 36,500 of second - floor area within an existing 269,371 SF warehouse. The remaining first floor approximately 73,780SF warehouse area will be designated for shipping, receiving, quality reliability testing and inventory operations, as outlined in the site plans. Specific Project Requirements: • • • • • • • • ISO 6 (Class 1K) certified cleanroom with ESD raised floor and MAU+FFU+DDC air handling system. Climate control : Temp 73 . 4 +/ - 3 . 6 o F . Relative Humidity 50 +/ - 10% . Air Change Rate 60 - 90 /hr . Air returns are evenly distributed to enable laminar flow in majority of areas . Ensure all building and fire safety measures are in full compliance with Applicable Law . The height of the cleanroom ceiling will be 13 feet to give about 3 ft space for the overhead transportation (OHT) system . The support system for OHT is above the cleanroom ceiling . The OHT system, which is not in the scope of this proposal, will be attached to the support . Attached joint loading capacity is at least 1 , 210 lb . and maximum spacing between joints is 10 feet . Catwalk are installed on the cleanroom ceiling for mechanical, electrical and plumbing (MEP) and air - handling unites service and maintenance . Utilities include nitrogen, compressed dry air (CDA), chilled water, sprinklers and heat exhaust . The scope of work for process utilities shall be delivered in a hook - up ready condition . Backup generators are required to ensure uninterrupted power supply and full operational continuity of the site . UPS are required to ensure the production equipment is protected from unstable voltage fluctuations and can continue operating for approximately 10 minutes during a power outage, allowing for a safe and orderly shutdown . General Scope of Work : LCC 3 will be responsible for the engineering, procurement, construction, testing and commissioning of the Project as a manufacturing cleanroom . Accordingly, LCC 3 will be responsible for the overall execution of the Project, which generally includes but is not limited to the following :  Cleanroom design performance criteria to meet all functional requirements from the Owner, including facility equipment list to meet the cleanroom specification and management.

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Exhibit A (Scope of Work) – Page 2  Cleanroom construction and integration activities, including buildout, installation of cleanroom systems, HVAC and filtration, pressurization controls, and environmental validation, all performed in accordance with the approved cleanroom design .  Design and engineering of the Project to meet Owner criteria and comply with all applicable industry standards governing cleanroom facilities for this Project .  Production of construction documents for all necessary permits and complete construction drawings and specifications for construction of the Project .  Procurement of materials, equipment, and systems in accordance with approved construction drawings and specifications .  Supervision of all subconsultant and subcontractor deliverables and means - and - methods.  Construction and installation of all MEP.  Fire protection system.  Overall project management, scheduling, coordination, and reporting to Owner and Owner’s Consultants .  Daily site supervision, site logistics, temporary facilities, and field engineering.  Implementation and enforcement of site safety programs in compliance with federal, state, and local regulations and best practices .  Management, coordination, and oversight of all subcontractors and suppliers to ensure compliance with the Contract Documents .  Quality control, inspection, testing, and compliance with Contract Documents and Applicable Laws .  Coordination with Owner and authorities having jurisdiction (AHJ) as necessary.  Permit coordination support, inspections, and final municipal approvals.  Commissioning support, punch list completion, and coordinated complete project closeout and documentation .  Preparation and submission of as - built documentation and closeout deliverables as required by Owner .  2 - year call - back warranty on all materials and workmanship from final completion, except for such longer periods of time pursuant to applicable manufacturers’ warranty .  Conduct preliminary review of applicable building codes, zoning requirements, and local ordinances  Coordinate with City of Pearland to identify permitting pathways, anticipated review timelines, and potential approval risks  Review and adapt prepared drawings solely for compliance with applicable local jurisdictional codes and standards, including City of Pearland requirements

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- Confirm that design documents satisfy local permitting, constructability, and engineering standardization expectations
- Provide professional engineering review, supervision, and direction, and assume responsible charge for applicable local code compliance and local engineering scope
- Sign and seal applicable drawings in accordance with Texas licensing regulations
- Review design documents at schematic, design development, and construction document stages
- Assist in communications with City of Pearland during plan review
- Track permit submittals, comments, and responses to support timely approvals

Test Criteria

Performance Testing of the Work shall meet at least the following criteria for Substantial Completion.

Cleanroom Eight Major Testing Items

No.	Testing Names	Test Criteria					Remark
		West Gowning room	East Gowning room	Cleanroom Production Area	IQC	Cleanroom Inventory	
1	Airborne Particle Count Test	ISO 8 At-rest	ISO 8 At-rest	ISO 6 At-rest	ISO 6 At-rest	ISO 6 At-rest	1、Testing requirements shall be in accordance with ISO 14644 "Cleanrooms and associated controlled environments". 2、Upon completion of the additional scope of work, the cleanroom shall meet the requirements of static ISO Class 6. Any costs associated with adding FFUs and DDC shall be handled based on the existing/known change orders.
2	Airflow Volume and Velocity Test	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	
3	Room Differential Pressure Test	5~10Pa	5~10Pa	10~20Pa	10~20Pa	5~15Pa	
4	Temperature and Relative Humidity Test	T:68~83° F RH:N/A	T:68~83° F RH:N/A	T:73.4±3.6° F RH:50±10%	T:73.4±3.6° F RH:50±10%	T:73.4±3.6° F RH:50±10%	
5	HEPA / ULPA Filter Integrity Test	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	
6	Noise Level Test	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	
7	Illuminance Test	≥200Lux	≥200Lux	≥300Lux	≥300Lux	≥150Lux	
8	ESD Test	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	IEC 61340-4-1 Electrostatics - Part 4-1: Materials Classification - Class 1 (Conductive)

Additional Information:

Design-Builder acknowledges that it has received and reviewed the following information prior to execution of this Agreement. The following documents and information are for informational purposes only. Design-Builder should independently verify all information.

1. Floor Plan and Production Layout
   OMD 3_KirbyDistrict_FloorPlan

2. Process equipment list
   2-1 OMD 3 Equipment List & Checklist
   2-2 5Line_Automation_Equipment

3. Tax Exemption Certification

4. Existing building drawings including Geotechnical Investigation Report

[End of Document]

Exhibit A (Scope of Work) – Page 3

Exhibit A - 1 (Owner - Provided Equipment) – Page 1 EXHIBIT A - 1 OWNER - PROVIDED EQUIPMENT [NOT USED].

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EXHIBIT B - 1 CONTRACT SUM AND SCHEDULE OF VALUES Total Item General Contractor Fee Structural Steel & Erection *** $ $ *** Drywall, Ceiling, Painting, Doors/Hardware & Accessory $ *** Mechanical (HVAC) $ *** Process $ *** Water supply& Drainage $ *** Electrical $ *** Automation System $ *** Low - Voltage Systems $ *** Secondary Distribution $ *** Fire protection General Condition $ *** Site Mobilization $ *** Insurance Cost $ *** Management Fee $ 93,439,423 Schedule of Value Architect/ Engineering $ *** Design and Service $ 94,059,423 Contract Value Exhibit B - 2 (Payment Schedule)

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Exhibit B - 2 (Payment Schedule) EXHIBIT B - 2 PAYMENT SCHEDULE Applications for Payment shall be submitted monthly to Owner . Design - Builder shall submit a complete Application for Payment, including all documentation required by the Agreement, on or before the 25 st day of each month following the month in which the applicable Work was completed (covering the 26 th of the prior month to the 25 th of the month submitted) . Design - Builder shall not submit more than one Application for Payment per month . Applications for Payment shall show the percentage of completion of each portion or classification of the Work as of the end of the period covered by the Application for Payment . The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed, or (2) classification on the schedule of values . The amount of each progress payment shall first include: 1. 2. That portion of the Contract Sum properly allocable to completed Work; That portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction, or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing (all materials stored on or offsite shall be protected and insured by Design - Builder ; and 3 . Any Change Directives issued during the period of the progress payment (if any) . The amount of each progress payment shall then be reduced by: 1. 2. The aggregate of any amounts previously paid by the Owner; The amount, if any, for Work that remains uncorrected and for which the Owner has previously withheld per the terms of the Agreement; 3. Any amount for which the Design - Builder does not intend to pay a Subcontractor or material supplier, or amounts paid directly by Design - Builder; 4. For Work performed or defects discovered since the last payment application, any amount for which the Owner may withhold payment, and 5. Retainage withheld per Section 2.4 of the Agreement. Upon presentment of a complete Application for Payment, Owner shall make payment within 15 days or as otherwise agreed by Owner . If any payment remains unpaid after it becomes due, and such nonpayment impacts the construction schedule, Design - Builder shall use commercially reasonable efforts to mitigate the resulting schedule impact . Notwithstanding the foregoing, any extension of time attributable to such payment delay shall not exceed the number of days of the payment delay, unless Design - Builder provides written justification for additional delay and Owner approves such additional delay in writing . Owner shall not reduce, offset, or withhold any portion of the Incentive Bonus based on Design - Builder’s failure to achieve any target milestone to the extent such failure is caused by the payment delay, provided Owner grants Contractor a corresponding extension of time equal to the duration of the payment delay, as approved .

8

Exhibit B - 3 (Separated Contract Requirements) EXHIBIT B - 3 SEPARATED CONTRACT REQUIREMENTS It is Owner’s intent to qualify for any and all tax exemptions, rebates, or incentives available to it . To that end, notwithstanding anything to the contrary, the parties understand and agree that the Agreement between Owner and Design - Builder for all work of the Project is to be a “separated contract” pursuant to Applicable Laws, including but not limited to Tax Code Sec . 151 . 056 (b) and 34 Tex . Admin . Code Sec . 3 . 291 (a)(b) Since it is the intent of the parties for this to be a separated contract according to Applicable Law, all invoices issued to Owner hereunder shall separately state charges for all materials incorporated into the Work from charges for skill and labor . Design - Builder (and its Subcontractors, suppliers, and anyone with whom Design - Builder has contracted for the Work) shall be considered retailers of all materials incorporated into the Work and shall issue resale certificates to vendors in lieu of sales and use taxes on such materials . Design - Builder will require all subcontracts to be separated contracts according to 34 Tex . Ann . Code Sec . 3 . 291 (a)(b) . All Subcontractors will be required to issue resale certificates for materials incorporated into the Work . Design - Builder shall be obligated to provide the Owner with any and all assistance and documentation to properly administrate tax issues, including without limitation, providing to Owner any information regarding quantities, descriptions and cost of materials incorporated into the Work, allocation of labor for various portions of the Work and such other information that the Owner may deem necessary in connection with tax matters, all in sufficient detail and in such a format as the Owner may reasonably request . Design - Builder will provide Owner on a monthly basis a report of Design - Builder’s payments to Subcontractors for the purchase or lease of tangible personal property that will either be installed into or consumed during construction of the Project or used by Owner in its operations . In each such report, Design - Builder shall designate the items that are taxable and those that are tax - exempt, and the amounts of purchase payments made in each category, applying in good faith the guidelines for such designation set forth in the Owner's direct pay permit number or sales and use tax exemption certificates . A direct pay certificate will be issued by Owner to Design - Builder in lieu of sales and use tax on the separately stated contract price for materials incorporated into the Work . Owner reserves the right to provide further or revised instructions in order to comply with Applicable Laws and/or qualify for any and all available tax exemptions, rebates, or incentives .

9

Exhibit B - 4 (Design - Builder Rates) EXHIBIT B - 4 DESIGN - BUILDER RATES Design - Builder will provide rates at a later date.

10

Exhibit C - 1 (Design Delivery Schedule) EXHIBIT C - 1 DESIGN DELIVERY SCHEDULE All drawings and specifications required to complete the Work in accordance with the terms of the Agreement shall be completed by June 4, 2026. Design - Builder to promptly address any and all comments from authority having jurisdiction and re - submit.

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Exhibit C - 2 (Project Schedule) EXHIBIT C - 2 PROJECT SCHEDULE See below and attached. The Project Schedule attached hereto reflects the Parties’ agreed baseline schedule as of the Effective Date . Design - Builder shall update the Project Schedule periodically to reflect actual progress, sequencing adjustments, and coordination refinements, provided such updates do not alter the Contract Time or Key Milestones and are administrative updates only that do require a Change Order . Where schedule impacts arise from causes entitling Design - Builder to time extension under the Agreement pursuant to Section 8 . 2 of the Agreement, Design - Builder shall be entitled to an equitable adjustment of the Contract Time pursuant to the terms of the Agreement . Failure of Owner to formally execute a Change Order shall not negate Design - Builder’s entitlement to time extension where excusable delay is substantiated in accordance with the Agreement .

12

USA AOI-Fab4 Project MEP Installation Works

No.	Item	Sub-item	Detail	Unit	Construction Quantity	Start	Completed	Duration	Remark
1	钢结构工程structural steelwork, steel structure work	二次钢架Secondary steel frame	设备基础放线	个 PCS	394.00	5/11/2026	5/17/2026	7	已完成
2			混凝土地面切割Concrete floor cutting	平方米 M2	2120.67	6/11/2026	6/22/2026	11	
3			土方开挖Earthwork excavation	M3	1140.69	6/14/2026	6/30/2026	16	
4			基础夯实	M3	1140.69	6/19/2026	7/5/2026	17	
5			第三方检查/市政检查（分四次）			6/25/2026	7/11/2026	17	
6			基础垫层Base Layer	M3	212.18	6/26/2026	7/12/2026	17	
7			钢筋预埋/Reinforcing Steel	吨 T	20.00	6/28/2026	7/17/2026	20	
8			模板Formwork（电梯基坑）	平方米 M2	33.28	6/15/2026	6/25/2026	10	
9			第三方检查/市政检查（分四次）			6/26/2026	7/6/2026	10	
10			基础混凝土/Concrete	M3	916.00	6/27/2026	7/30/2026	33	7/30/2026
11			钢柱 Steel Column	吨 T	223.00	7/12/2026	8/4/2026	23	
12			钢梁Steel Beam	吨 T	1057.00	7/14/2026	8/26/2026	43	8/26/2026
13			楼板Floor Slab	平方米 M2	3960.00	7/28/2026	8/6/2026	9	
14			楼板钢筋Floor Slab Reinforcing Steel	吨 T	47.23	8/2/2026	8/11/2026	9	
15			楼板混凝土Floor Slab Concrete	M3	274.32	8/12/2026	8/15/2026	3	
16			栏杆扶手Handrail and Guardrail	吨 T	1.28	7/30/2026	8/6/2026	7	
17			花纹钢板Patterned Steel Plate	吨 T	2.06	7/29/2026	8/3/2026	5	
18		机房Server room	设备基础放线	个 PCS	38.00	6/10/2026	6/11/2026	2	
19			混凝土地面切割Concrete Floor Cutting	平方米 M2	53.58	6/12/2026	6/14/2026	2	
20			土方开挖Excavation	M3	20.31	6/13/2026	6/17/2026	4	
21			基础夯实			6/13/2026	6/19/2026	6	
22			第三方检查			6/22/2026	6/22/2026	1	
23			垫层Base Layer	M3	33.40	6/23/2026	6/23/2026	1	
24			钢筋Reinforcing Steel	吨 T	0.98	6/24/2026	6/28/2026	5	
25			第三方检查/市政检查			6/29/2026	6/29/2026	1	
26			混凝土Concrete	M3	66.80	6/30/2026	6/30/2026	1	
27			钢柱Steel Column	吨 T	18.40	7/15/2026	7/18/2026	3	
28			钢梁Steel Beam	吨 T	36.00	7/17/2026	7/20/2026	3	
29			檩条Purlin	吨 T	32.32	7/17/2026	7/20/2026	3	
30			钢板Steel Plate	吨 T	4.33	7/21/2026	7/24/2026	3	
31			屋面板、墙板Roof and Wall Panels	平方米 M2	1661.00	7/25/2026	7/30/2026	5	
32			钢丝网Steel Wire Mesh	平方米 M2	229.00	7/28/2026	7/30/2026	2	
33			卷帘门Roller Shutter Door	个 PCS	2.00	7/29/2026	7/30/2026	1	
34			钢丝网门Steel Wire Mesh Door	个 PCS	2.00	7/31/2026	8/1/2026	1	
1		隔墙工程Partition Wall Engineering	50mm岩棉夹芯彩钢板50mm Rock Wool Sandwich Color Steel Plate	平方米 M2	13170.00	7/14/2026	8/8/2026	25	
2			100mm双面玻镁岩棉夹芯彩钢板100mm Double-Sided Magnesium Oxide Rock Wool Sandwich Color Steel Plate	平方米 M2	7100.00	7/14/2026	8/8/2026	25	
3			轻钢龙骨石膏板隔墙（用于配电房）Light Steel Keel Gypsum Board Partition Wall (for Power Distribution Room)	平方米 M2	358.34	7/16/2026	7/21/2026	5	
4			轻钢龙骨石膏板隔墙Light Steel Keel Gypsum Board Partition Wall	平方米 M2	473.74	7/16/2026	7/21/2026	5	
5			轻钢龙骨石膏板隔墙（用于卫生间）Light Steel Keel Gypsum Board Partition Wall (for Toilet)	平方米 M2	364.48	7/16/2026	7/21/2026	5	
6			**消防喷淋**	平方米 M2		**7/14/2026**	**8/28/2026**	**45**	
7		天花工程Ceiling Engineering(需完成消防验收才能施工)	50mm单面玻镁岩棉夹芯彩钢板50mm Single-Sided Magnesium Oxide Rock Wool Sandwich Color Steel Plate	平方米 M2	19539.84	7/21/2026	8/21/2026	31	
8			100mm单面玻镁岩棉夹芯彩钢板100mm Single-Sided Magnesium Oxide Rock Wool Sandwich Color Steel Plate	平方米 M2	1523.55	7/21/2026	7/31/2026	10	
9			T-GRID龙骨天花T-GRID Keel Ceiling	平方米 M2	19423.30	8/6/2026	9/15/2026	40	
10			盲板Blind Plate	平方米 M2	16137.45	8/16/2026	10/5/2026	50	
11			石膏板天花Gypsum Board Ceiling	平方米 M2	1729.44	8/15/2026	8/30/2026	15

12	装修工程Refurbishment work	地面工程Ground Engineering	高架地板（孔板）Elevated Floor (Perforated Plate)	平方米 M2	17154.01	8/21/2026	10/10/2026	50	
13			车间普通环氧树脂地板(底涂/中涂)Ordinary Epoxy Resin Floor	平方米 M2	18596.01	7/7/2026	7/27/2026	20	
14			走道普通环氧树脂地板(底涂/中涂)Ordinary Epoxy Resin Floor	平方米 M2	2905.07	7/7/2026	7/27/2026	20	
15			防静电环氧树脂地板(底涂/中涂)Anti-Static Epoxy Resin Floor	平方米 M2	2291.18	7/7/2026	7/27/2026	20	
16			车间普通环氧树脂地板(中涂修复/面涂)Ordinary Epoxy Resin Floor	平方米 M2	18596.01	8/1/2026	8/20/2026	19	
17			走道普通环氧树脂地板(中涂修复/面涂)Ordinary Epoxy Resin Floor	平方米 M2	2905.07	10/5/2026	10/25/2026	20	
18			防静电环氧树脂地板(中涂修复/面涂)Anti-Static Epoxy Resin Floor	平方米 M2	2291.18	10/5/2026	10/25/2026	20	
19			防滑瓷砖Anti-Slip Tiles	平方米 M2	297.30	8/20/2026	9/14/2026	25	
20			不锈钢台阶Stainless Steel Steps	套 SET	13.00	10/10/2026	10/25/2026	15	
21			不锈钢扶手Stainless Steel Handrail	套 SET	26.00	10/10/2026	10/25/2026	15	
22		门窗工程Doors and Windows Engineering	成品钢质门Finished Steel Door	樘 SET	6.00	8/23/2026	8/30/2026	7	
23			甲级防火门Class A Fireproof Door	樘 SET	37.00	8/23/2026	9/20/2026	28	
24			木门Wooden Door	樘 SET	6.00	8/23/2026	8/27/2026	4	
25			成品观察窗Finished Inspection Window	樘 SET	54.00	8/5/2026	8/30/2026	25	
26			PVC快速卷帘门PVC Quick Roll-Up Door	樘 SET	5.00	10/10/2026	10/30/2026	20	
27			不锈钢围栏Stainless Steel Fence	米 m	30.00	10/10/2026	10/30/2026	20	
28			不锈钢围栏门Stainless Steel Fence Gate	樘 SET	2.00	10/10/2026	10/30/2026	20	
29			双人双吹风淋室Double-Person Double-Blow Air Shower Room	台 SET	4.00	10/10/2026	10/20/2026	10	
30			缓冲间Buffer Room	台 SET	2.00	10/10/2026	10/20/2026	10	
31			货淋室Goods Air Shower Room	台 SET	2.00	10/10/2026	10/17/2026	7	
32			提升机Elevator	台 SET	2.00	10/6/2026	10/16/2026	10	
33			通道闸机Turnstile Gate	套 SET	2.00	10/10/2026	10/20/2026	10	
			消防喷淋			**7/31/2026**	**8/5/2026**	**5**	
1	卫生间装修工程Bathroom renovation project	卫生间工程Bathroom Engineering(需完成消防验收才能施工)	石膏板吊顶Gypsum Board Ceiling	平方米 M2	81.99	8/6/2026	8/16/2026	10	
2			防滑瓷砖（防水）Anti-Slip Tiles (Waterproof)	平方米 M2	81.99	7/31/2026	8/10/2026	10	
3			釉面砖墙面Glazed Tile Wall	平方米 M2	385.64	7/31/2026	8/10/2026	10	
4			大理石洗手台Marble Washbasin	套 SET	3.00	8/11/2026	8/16/2026	5	
5			卫生间墙面镜Bathroom Wall Mirror	块 SET	4.00	8/17/2026	8/20/2026	3	
6			卫生间隔板Bathroom Shelf	平方米 M2	88.00	8/22/2026	8/29/2026	7	
7			小便器Urinal	套 SET	6.00	8/11/2026	8/21/2026	10	
8			座便器Toilet	套 SET	10.00	8/11/2026	8/21/2026	10	
9			残卫座便器Disabled Toilet	套 SET	2.00	8/11/2026	8/21/2026	10	
10			拖把池Mop Sink	套 SET	2.00	8/11/2026	8/21/2026	10	
11		BR间洗手台工程BR Room Washbasin Project	大理石洗手台Marble Washbasin	套 SET	2.00	8/11/2026	8/18/2026	7	
12			储物柜1Storage Cabinet 1	套 SET	2.00	8/19/2026	8/26/2026	7	
1		设备安装工程Equipment Installation Project	变频离心式冷水机组 Variable Frequency Centrifugal Chiller	台 SET	3.00	8/15/2026	8/18/2026	3	
2			全热回收变频离心式冷水机组 Full Heat Recovery Variable Frequency Centrifugal Chiller	台 SET	2.00	8/18/2026	8/20/2026	2	
3			风冷模块式冷水机组(变频) Variable Frequency Air-cooled Modular Chiller	台 SET	3.00	8/15/2026	8/18/2026	3	
4			方型低噪音冷却水塔 Square Low Noise Cooling Tower	台 SET	4.00	9/10/2026	9/20/2026	10	
5			冷冻水泵 Chilled Water Pump	台 SET	10.00	9/15/2026	9/20/2026	5	
6			热水水泵 Hot Water Pump	台 SET	4.00	9/15/2026	9/20/2026	5	
7			水-水板式换热器 Water-Water Plate Heat Exchanger	台 SET	3.00	9/18/2026	9/23/2026	5	
8			中温冷冻水水泵 Medium Temperature Chilled Water Pump	台 SET	3.00	9/15/2026	9/20/2026	5	
9			全自动加药装置 Automatic Dosing Device	台 SET	3.00	9/4/2026	9/9/2026	5	
10			定压补水装置 Constant Pressure Makeup Water Device	台 SET	2.00	9/4/2026	9/9/2026	5	
11			组合式空调机组Package Air Conditioning Unit	台 SET	3.00	9/2/2026	9/9/2026	7	
12			恒温恒湿精密空调 Precision Air Conditioning for Constant Temperature and Humidity	台 SET	2.00	7/23/2026	7/30/2026	7

13	暖通系统HVAC system		分体壁挂式空调 Split Wall-mounted Air Conditioner	台 SET	1.00	9/20/2026	9/27/2026	7	
14			一拖一分体单元式空调 One-to-One Split Unit Air Conditioner	台 SET	4.00	9/20/2026	9/27/2026	7	
15			风机盘管 Fan Coil Unit	台 SET	5.00	8/19/2026	9/9/2026	21	
16			卡式风机盘管 Cassette Fan Coil Unit	台 SET	70.00	8/19/2026	9/5/2026	17	
17			全热交换器 Total Heat Exchanger	台 SET	5.00	9/2/2026	9/19/2026	17	
18			FFU(风机过滤单元）FFU (Fan Filter Unit)	台 SET	2195.00	8/26/2026	10/1/2026	36	
19			干盘管 Dry Coil	台 SET	252.00	8/19/2026	9/14/2026	26	
20			箱式离心风机 Box Centrifugal Fan	台 SET	4.00	9/4/2026	9/14/2026	10	
21			边墙排风机 Wall Exhaust Fan	台 SET	5.00	8/15/2026	8/25/2026	10	
22		车间空调风管工程Workshop Air Conditioning Duct Project	风管吊支架Duct Suspension Support	吨 T	19.57	7/25/2026	8/19/2026	25	
23			矩形镀锌钢板风管Rectangular Galvanized Steel Duct	平方米 M2	5700.00	7/28/2026	8/29/2026	32	
24			风管漏光测试Light leakage test of air duct	项 SET	1.00	7/31/2026	8/23/2026	23	
25			风管B1级橡塑保温板Duct B1 Class橡塑保温板	平方米 M2	5700.00	8/2/2026	8/25/2026	23	
26			方型散流器Square Diffuser	个 PCS	11.00	9/10/2026	9/15/2026	5	
27			门铰式单层百叶风口Hinge Type Single Louver Air Outlet	个 PCS	4.00	9/10/2026	9/15/2026	5	
28			单层百叶风口Single Louver Air Outlet	个 PCS	19.00	9/10/2026	9/15/2026	5	
29			双层百叶风口Double Louver Air Outlet	个 PCS	93.00	9/10/2026	9/15/2026	5	
30		车间空调水管工程Workshop Air Conditioning Water Pipe Project	水管工程吊支架Water Pipe Engineering Crane Support	吨 T	2T	7/25/2026	8/22/2026	28	
31			镀锌钢管Galvanized Steel Pipe	米 m	1795.00	7/30/2026	9/13/2026	45	
32			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	9/14/2026	9/24/2026	10	
33			B1级橡塑保温套管B1 Class橡塑保温套管	米 m	1795.00	9/3/2026	10/8/2026	35	
34			PVC冷凝水管/PVC condensate pipe	米 m	3723.00	9/13/2026	9/28/2026	15	
35			B1级橡塑保温管壳Class B1橡塑保温管壳	米 m	3723.00	9/13/2026	9/28/2026	15	
36		车间中温冷冻水管道系统Medium Temperature Chilled Water Pipe System	支吊架及镀锌钢管安装Galvanized Steel Pipe	米 m	536.00	7/25/2026	9/8/2026	45	
37			螺旋埋弧焊钢管（预制管）Spiral Submerged Arc Welded Steel Pipe (Prefabricated Pipe)	米 m	7324.00	7/30/2026	9/13/2026	45	
38			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	9/14/2026	9/21/2026	7	
39			B1级橡塑保温套管B1 Class橡塑保温套管	米 m	7324.00	9/3/2026	9/28/2026	25	
1	机房水系统管道工程Water System Pipeline Engineering for Data Center	冷冻水管道系统Chilled Water Pipe System	支吊架及镀锌钢管安装（内衬塑）Galvanized Steel Pipe (Lined with Plastic)	米 m	24.00	7/25/2026	8/14/2026	20	
2			镀锌钢管Galvanized Steel Pipe	米 m	100.00	8/24/2026	9/23/2026	30	
3			螺旋埋弧焊钢管（预制管）Spiral Submerged Arc Welded Steel Pipe (Prefabricated Pipe)	米 m	390.00	8/24/2026	10/11/2026	48	
4			管道冲洗及压力测试Pipeline flushing and pressure testing（冷冻水机房）	项 SET	1.00	10/12/2026	10/17/2026	5	
5			B1级橡塑保温套管B1 Class橡塑保温套管	米 m	514.00	9/26/2026	10/28/2026	32	
6		中温冷冻水管道系统Medium Temperature Chilled Water Pipe System	支吊架及镀锌钢管安装Galvanized Steel Pipe	米 m	536.00	7/25/2026	8/29/2026	35	
7			螺旋埋弧焊钢管（预制管）Spiral Submerged Arc Welded Steel Pipe (Prefabricated Pipe)	米 m	596.00	8/25/2026	10/19/2026	55	
8			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	10/20/2026	10/30/2026	10	
9			B1级橡塑保温套管B1 Class橡塑保温套管	米 m	1132.00	10/7/2026	11/8/2026	32	
10		热水管道系统Hot Water Pipe System	支吊架及镀锌钢管安装（内衬塑）Galvanized Steel Pipe (Lined with Plastic)	米 m	389.00	7/25/2026	8/30/2026	36	
11			螺旋埋弧焊钢管（预制管）Spiral Submerged Arc Welded Steel Pipe (Prefabricated Pipe)	米 m	186.00	8/14/2026	9/18/2026	35	
12			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	9/19/2026	9/22/2026	3	
13			B1级橡塑保温套管B1 Class橡塑保温套管	米 m	575.00	9/3/2026	10/13/2026	40	
14			保护层（室外管道部分）Protective Layer (Outdoor Pipe Section)	平方米 M2	178.00	10/14/2026	10/28/2026	14	
15		冷却水管道系统Cooling Water Pipe System	支吊架及镀锌钢管安装（内衬塑）Galvanized Steel Pipe (lined with plastic)	米 m	119.00	7/25/2026	8/24/2026	30	
16			螺旋埋弧焊钢管（预制管）Spiral Submerged Arc Welded Steel Pipe (prefabricated pipe)	米 m	587.00	8/24/2026	10/18/2026	55	
17			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	10/19/2026	10/22/2026	3	
18			B1级橡塑保温套管Class B1橡塑保温套管	米 m	706.00	10/6/2026	10/31/2026	25	
19			保护层（室外管道部分）Protective Layer (for outdoor pipe sections)	平方米 M2	829.00	10/9/2026	11/3/2026	25

1			设备基础	项 SET	1.00	8/5/2026	8/15/2026	10	
2			无油螺杆式空压机（工频）AC-01~03Oil-free Screw Air Compressor (constant frequency) AC-01~03	台 SET	3.00	9/20/2026	9/25/2026	5	
3			无油螺杆式空压机（变频）AC-04Oil-free Screw Air Compressor (variable frequency) AC-04	台 SET	1.00	9/20/2026	9/25/2026	5	
4			储气罐 TK-01~02Air Storage Tank TK-01~02	台 SET	2.00	9/25/2026	9/30/2026	5	
5			储气罐 TK-03Air Storage Tank TK-03	台 SET	2.00	9/25/2026	9/30/2026	5	
6			冷冻式干燥机 RD-01~03Refrigerated Dryer RD-01~03	台 SET	3.00	9/25/2026	9/30/2026	5	
7			微热再生吸附式干燥机 AD-01~03Micro-Regenerative Adsorption Dryer AD-01~03	台 SET	3.00	9/25/2026	9/30/2026	5	
8		设备安装工程Equipment Installation Project	精密过滤器 Precision Filter	台 SET	9.00	9/25/2026	9/30/2026	5	
9			制氮机 NG-01~02Nitrogen Generator NG-01~02	台 SET	2.00	9/25/2026	9/30/2026	5	
10			空压设备管道连接	项 SET	6.00	9/30/2026	10/20/2026	20	
11			板式换热器 PHE-01~03Plate Heat Exchanger PHE-01~03	台 SET	3.00	9/25/2026	9/30/2026	5	
12			PCW袋式过滤器 FI-01~03PCW Bag Filter FI-01~03	台 SET	3.00	9/25/2026	9/30/2026	5	
13			制程冷却水泵 Process Cooling Water Pump	台 SET	4.00	9/25/2026	9/30/2026	5	
14			不锈钢保温水箱Stainless Steel Insulated Water Tank	台 SET	1.00	8/10/2026	8/30/2026	20	
15			空压系统油水处理包 OiL-100Air Compressor System Oil and Water Treatment Package OiL-100	台 SET	1.00	9/23/2026	9/28/2026	5	
16			空压冷却水泵 Air Compressor Cooling Water Pump	台 SET	2.00	9/15/2026	9/20/2026	5	
17			支吊架安装/Support and hanger installation	米 m	3517.00	7/28/2026	9/6/2026	40	
18		压缩空气管道工程Compressed Air Pipeline Engineering	不锈管道安装/Clean Aluminum Alloy Pipe	米 m	3733.00	8/2/2026	9/21/2026	50	
19			快插铜阀门Quick-Connect Copper Valve	个 PCS	866.00	8/27/2026	9/26/2026	30	
20			管道吹扫及压力测试Pipeline Purging and Pressure Testing（压缩空气）	个 PCS	1.00	9/27/2026	10/4/2026	7	
21			支吊架安装/SUS 304 APStainless Steel Pipe SUS 304 AP	个 PCS	270.00	7/28/2026	8/27/2026	30	
22		氮气系统Nitrogen System	不锈钢管安装SUS 304 APStainless Steel Pipe SUS 304 AP	米 m	791.00	8/2/2026	9/1/2026	30	
23			球阀Ball Valve	个 PCS	866.00	8/12/2026	9/26/2026	45	
24			管道吹扫及压力测试Pipeline Purging and Pressure Testing（氮气）	项 SET	1.00	9/27/2026	10/2/2026	5	
25			管道支吊架Pipe Support and Hanger	吨 T	5.40	8/1/2026	8/18/2026	17	
26		PCW车间内管道工程PCW Workshop Internal Pipe Engineering	不锈钢有缝钢管 Stainless Steel Welded Pipe	米 m	4124.00	8/4/2026	9/23/2026	50	
27			管道冲洗及压力测试Pipeline flushing and pressure testing（PCW车间）	吨 T	1.00	9/24/2026	10/1/2026	7	
28			B1级橡塑保温套管Class B1橡塑保温套管	米 m	1713.00	8/29/2026	10/3/2026	35	
29	制程工艺工程Process Engineering Project		管道支吊架Pipe Support and Hanger	吨 T	9.30	7/30/2026	8/17/2026	18	
30		PCW机房管道工程PCW Computer Room Pipe Engineering	不锈钢有缝钢管（预制管）Stainless Steel Welded Pipe (prefabricated pipe)	米 m	213.00	8/9/2026	8/29/2026	20	
31			管道冲洗及压力测试Pipeline flushing and pressure testing（PCW机房）	项 SET	1.00	8/30/2026	9/6/2026	7	
32			水管保温板（B1级橡塑）Water Pipe Insulation Board (Class B1橡塑)	平方米 M2	255.00	8/14/2026	9/18/2026	35	
33			管道支吊架Pipe Support and Hanger	吨 T	1.00	7/30/2026	8/14/2026	15	
34			镀锌钢管（预制管）Galvanized Steel Pipe (prefabricated pipe)	米 m	301.00	9/20/2026	10/15/2026	25	
35		冷却水管道工程Cooling Water Pipe Engineering	管道冲洗及压力测试Pipeline flushing and pressure testing（冷却水室外）	项 SET	1.00	10/16/2026	10/23/2026	7	
36			B1级橡塑保温套管Class B1橡塑保温套管	米 m	180.00	9/30/2026	10/10/2026	10	
37			铝皮Aluminum Sheet	平方米 M2	75.00	10/11/2026	10/23/2026	12	
38			管道支吊架Pipe Support and Hanger	吨 T	0.10	8/15/2026	8/22/2026	7	
39			PP-R水管PP-R Water Pipe	米 m	18.00	8/23/2026	9/1/2026	9	
40			镀锌钢管Galvanized Steel Pipe	米 m	80.00	9/2/2026	9/11/2026	9	
41		制程给排水管道工程Water Supply and Drainage Pipe Engineering	UPVC管UPVC Pipe	米 m	374.00	6/18/2026	6/25/2026	7	
42			管道压力测试、通球通水测试Pipeline pressure test, ball and water test	项 SET	1.00	6/26/2026	7/15/2026	19	
43			洁净地漏Clean Floor Drain	个 PCS	12.00	7/16/2026	7/21/2026	5	
44			排水（明）沟Drainage (Open) Trench	米 m	57.00	7/30/2026	8/14/2026	15	
45			一级RO水处理设备Grade I RO Water Treatment Equipment	套 SET	1.00	9/16/2026	9/23/2026	7	
46		RO水管道工程RO Water Pipeline Engineering	管道支吊架Pipe Support and Hanger	吨 T	0.37	9/28/2026	10/5/2026	7	
47			SCH80 UPVC管SCH80 UPVC Pipe	米 m	184.00	10/6/2026	10/23/2026	17	
48			管道冲洗及压力测试Pipeline flushing and pressure testing	项 SET	1.00	10/24/2026	10/27/2026	3

14 7/29/2026 7/15/2026 0.60 ੘ T ㇑䚃᭟਺ᷦ Pipe Support and Hanger 储㘣㫲䩟弑ⲣ䣉 濑 ⩢ ⟔ 濒濑 CW 濒 Tap Water Pipeline Engineering ( CW) 49 14 7/29/2026 7/15/2026 400.00 ㊣ m 䬌㇑ PP - R Pipe 50 5 8/4/2026 7/30/2026 1.00 亩 SET ㇑䚃ߢ⍇৺঻࣋⍻䈅 Pipeline flushing and pressure testing 51 15 8/20/2026 8/5/2026 128.00 ㊣ m B1 㓗ₑກ؍⑙྇㇑ ( ᇔཆ㇑䚃व؍⑙ ) Class B1 ₑກ؍⑙྇㇑ (Outdoor Pipe Insulation) 52 15 9/5/2026 8/21/2026 86.00 ᒣᯩ㊣ M2 ؍ᣔቲ ˄ ᇔཆ㇑䚃䜘࠶ ˅ Protective Layer (Outdoor Pipe Part) 53 19 9/5/2026 8/17/2026 0.31 ੘ T ㇑䚃᭟਺ᷦ Pipe Support and Hanger Ⅶ⅙䦗婼⟅ Ʊ 㫲✒㉐ 㫲䩟弑ⲣ䣉 濑 PW 濒 P ower Station Equipment , Water Tower Drainage Pipeline Engineering (PW) 54 20 10/10/2026 9/20/2026 117.00 ㊣ m 䭰䬼䫒㇑ Galvanized Steel Pipe 55 9 8/8/2026 7/30/2026 36.00 ㊣ m UPVC ㇑ ˄ 亴෻㇑ ˅ UPVC Pipe ( Embedded Pipe) 56 7 8/16/2026 8/9/2026 1.00 亩 SET ㇑䚃ߢ⍇৺঻࣋⍻䈅 Pipeline flushing and pressure testing 57 20 10/20/2026 9/30/2026 86.00 ㊣ m B1 㓗ₑກ؍⑙྇㇑ ( ᇔཆ㇑䚃व؍⑙ ) Class B1 ₑກ؍⑙྇㇑ (Outdoor Pipe Insulation) 58 7 10/28/2026 10/21/2026 101.00 ᒣᯩ㊣ M2 ؍ᣔቲ ˄ ᇔཆ㇑䚃䜘࠶ ˅ Protective Layer (Outdoor Pipe Part) 59 15 8/2/2026 7/18/2026 368.00 ㊣ m 䬌㇑ /Copper pipe ∩䏝撲䶗㫲䩟弑 Bathr oom Water Supply Pipe ∩䏝撲䶗㉐㫲 䮹䶝 Sanitary Water Supply and Drainage System 1 3 8/6/2026 8/3/2026 1.00 亩 SET ㇑䚃঻࣋⍻䈅 ǃ 䙊⨳䙊≤⍻䈅 Pipeline pressure test, ball and water test 2 2 8/9/2026 8/7/2026 2.00 ਠ SET ⭥✝≤ಘ EHWElectric Water Heater EHW 3 7 6/27/2026 6/20/2026 120.00 ㊣ m ৅ᡰᧂ≤㇑ൠ䶒ᔰ᥆ ∩䏝撲㉐㫲䩟弑 Bathr oom Drainage Pipe 4 12 7/10/2026 6/28/2026 594.00 ㊣ m PVC ㇑ PVC Pipe 5 3 7/14/2026 7/11/2026 1.00 亩 SET ㇑䚃䰝≤⍻䈅 / Pipeline pressure test , ball and water test 6 26 8/30/2026 8/4/2026 53.00 ਠ SET 䝽⭥㇡ ˄ Ḍ ˅ Distribution Box ( Cabinet) 怋䏳䩯 Ʊ 庙䵽䏳䷄⊈ 㜣㙴徦⃄ Distribution box, incoming cable and bridge 䏳㫒䮹䶝 elect rical system, wiring 1 16 9/15/2026 8/30/2026 4.00 ਠ SET UPS 2 27 8/17/2026 7/21/2026 1094.00 ㊣ m ᔿẕᷦᔿẕᷦ Trough Trays Trough Trays 3 20 7/15/2026 6/25/2026 6.10 ੘ T ᭟਺ᷦࡦ֌᭟਺ᷦࡦ֌ Support and hanger manufacturing 4 57 10/15/2026 8/19/2026 38642.00 ㊣ m ⭥࣋⭥㔶⭥࣋⭥㔶 Power cable 5 62 10/15/2026 8/14/2026 1604.00 ㊣ m 䭰䬼㓯㇑䭰䬼㓯㇑ Galvanized conduit 6 59 10/15/2026 8/17/2026 601.00 ㊣ m FFU 㓯 FFU 㓯 FFU duct 䤸嫁Ⅶ⅙怋䏳徦⃄ Air Conditioning Power Distribution Section 7 20 7/15/2026 6/25/2026 1.20 ੘ T ᭟਺ᷦࡦ֌᭟਺ᷦࡦ֌ Support and hanger manufacturing 8 59 10/15/2026 8/17/2026 26920.00 ㊣ m ⭥࣋⭥㔶⭥࣋⭥㔶 Power cable ˄ オ䈳ࣘ࣋ ˅ 9 14 10/15/2026 10/1/2026 2025.00 ㊣ m ᧗ࡦ㓯᧗ࡦ㓯 Control cable 10 14 10/15/2026 10/1/2026 55.00 ㇡ FFU 㖁㓯 FFU network cable 11 16 8/12/2026 7/27/2026 22793.00 ㊣ m 䭰䬼㓯㇑䭰䬼㓯㇑ Galvanized conduit 䀥㓌㊐ⵥ䮹䶝 Lightin g socket system 12 90 10/25/2026 7/27/2026 74.00 ྇ SET ⚟ާᆹ㻵 light 13 18 8/14/2026 7/27/2026 153.00 њ PCS 㖾ḷᨂᓗ American Standard Outlet 14 85 10/28/2026 8/4/2026 51000.00 ㊣ m ⭥࣋⭥㔶 Power Cable 15 13 9/18/2026 9/5/2026 1.00 ਠ SET ᧕ൠㄟᆀ㇡ Grounding Terminal Box ㉣◮徦⃄ Grounding SectionGrounding Section 16 14 10/24/2026 10/10/2026 1100.00 ㊣ m ᧕ൠ㼨䬌㓯 Grounding Bare Copper Wire 17 21 8/25/2026 8/4/2026 6.00 ਠ SET ᣹㓯㇡ Pull Box ṙ䏳徦⃄ Power Supply Part -- 斾堿᳘᳹䜬⩘㖾䶆⊖ ≉┦ḋ丬 / 㒴撲㕀⩘ 18 21 8/25/2026 8/4/2026 1.00 ਠ SET ᔰޣḌ Switchgear 19 21 8/25/2026 8/4/2026 1.00 ਠ SET 䇑䟿㺘 Metering Device 20 21 8/25/2026 8/4/2026 9.00 ྇ SET վ঻Ḍ Low Voltage Cabinet 21 21 8/25/2026 8/4/2026 5.00 ਠ SET ਈ঻ಘ Transformer 22 21 8/25/2026 8/4/2026 3.00 ਠ SET UPMUPM 23 51 8/30/2026 7/10/2026 154118.00 ㊣ m ⭥࣋⭥㔶 Power Cable ˄ ׋⭥ ˅ 24 56 8/25/2026 6/30/2026 2473.00 ㊣ m ク㓯㇑ Conduit 25 20 8/30/2026 8/10/2026 94.00 ਠ SET 䝽⭥㇡ ˄ Ḍ ˅ Distribution Box ( Cabinet) ⲣ儸怋䏳徦⃄ 濑 ⋩ⲣ 儸ᵊ㧟怋徦⃄ 濒 Proce ss Power Distribution (including secondary process distribution) 26 25 10/25/2026 9/30/2026 3061.00 ㊣ m 儈㝊ൠᶯлởᔿẕᷦ Ladder Rack 27 26 8/30/2026 8/4/2026 1158.00 ㊣ m ᇶ䳶䬌⇽㓯 Dense Copper Busbar 28 8 9/7/2026 8/30/2026 99.00 ੘ ton ࿻ㄟ㇡ Terminal Box 29 60 10/29/2026 8/30/2026 89167.00 ㊣ m ⭥࣋⭥㔶 Power Cable ˄ ᐕ㢪 ˅ 30 60 10/22/2026 8/23/2026 19466.00 ㊣ m 䭰䬼㓯㇑ Galvanized Conduit 31

17

1	自控	自动化控制系统	自控桥架Automatic Control Trunking	米 m	2480.00	7/30/2026	8/15/2026	16	
2			柜体电源线Cabinet Power Cable	米 m	909.00	8/15/2026	8/21/2026	6	
3			信号线Signal Cable	米 m	15000.00	8/25/2026	10/14/2026	50	
4			网线Network Cable	米 m	105.00	10/27/2026	10/30/2026	3	
5			自动化调试编程	Kg	283.25	9/20/2026	10/20/2026	30	
1	弱电系统light-current system, weak current system, weak electricity system	综合布线integrated cabling	服务器机柜Server Rack	台 SET	4.00	9/16/2026	10/16/2026	30	
2			网络机柜Network Rack	台 SET	8.00	9/16/2026	10/16/2026	30	
3			网线Network Cable	米 m	54960.00	9/6/2026	10/31/2026	55	
4			**门禁系统Access Control System**						
5			门禁电源Access Control Power Supply	套 SET	35.00	9/6/2026	10/26/2026	50	
6			门禁主机电源线Access Control Host Power Cable	米 m	1575.00	9/6/2026	10/26/2026	50	
1	系统调试 system debug	清洁及测试Cleaning and Testing	无尘车间初次清洁 Deep cleaning of dust-free workshop	项 SET	1.00	9/25/2026	10/15/2026	20	初次保洁
2			电缆电线绝缘测试Cable and Wire Insulation Testing	项 SET	1.00	10/10/2026	10/20/2026	10	
3			防雷接地测试Lightning protection grounding test	项 SET	1.00	10/25/2026	10/30/2026	5	
4			电气设备通电测试Power-on Test for Electrical Equipment	项 SET	1.00	10/10/2026	10/20/2026	10	
5			暖通风系统Warm ventilation system（设备送风运行）	项 SET	1.00	10/15/2026	10/20/2026	5	MAU送风
6			暖通水系统HVAC water system（设备单机运行）	项 SET	1.00	10/15/2026	10/20/2026	5	
7			PCW系统测试PCW ST（设备单机运行）	项 SET	1.00	10/15/2026	10/20/2026	5	
8			N2系统测试N2 system testing（设备单机运行）	项 SET	1.00	10/15/2026	10/20/2026	5	
9			CDA系统测试CDA ST（设备单机运行）	项 SET	1.00	10/15/2026	10/20/2026	5	
10			无尘车间深度精细清洁	项 SET	1.00	10/15/2026	10/30/2026	15	
11			无尘室系统联动调试 Cleanroom system linkage debugging	项 SET	1.00	10/20/2026	10/31/2026	11	
1	TCO提交 TCO Application Submitted			项 SET	1.00	10/20/2026	10/31/2026	11

Exhibit C - 3 (Project Schedule Key Milestones) EXHIBIT C - 3 PROJECT SCHEDULE KEY MILESTONES Each of the Key Milestones are a critical element of the Contract Time requirements under the Contract, and are of the essence: Required Completion Date Key Milestone No. July 30, 2026 Secondary steel structure concrete completion. 1 August 26, 2026 Secondary steel structure completion and inspection. 2 October 5, 2026 Cleanroom enclosure completion/blind plate installation 3 October 20, 2026 All mechanical, electrical, and piping installations have been completed, which includes but is not necessarily limited to: (a) Air compressor equipment positioning and pipeline installation, (b) Installation of water pump equipment and positioning pipelines, (c) Positioning and installation of chiller unit and pipelines, (d) Installation of nitrogen equipment and pipelines, and (e) Circuit label pasting and improvement work (f) Cleanroom HVAC completion 4 October 31, 2026 Mechanical Completion as defined in the Agreement and Exhibit H - 1 5 November 30, 2026 Completion of Performance Testing* as required by Exhibit I - 1 6 January 10, 2027 Substantial Completion of the Project, including all requirements in Exhibit J - 1 7 * For item No . 6 , Design - Builder and Owner shall each perform independent test to validate the above - referenced testing . To the extent of any differences or disagreements between the testing results, Owner and Design - Builder shall meet in good faith to resolve any disputes . To the extent of an irreconcilable difference or dispute, the parties shall jointly hire an independent third party to verify the testing and the result of the third party shall control .

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EXHIBIT C - 4 TIMELY COMPLETION INCENTIVES AND DELAY LIQUIDATED DAMAGES SCHEDULE Interpretation and Priority . For purposes of Section 2 . 6 of the Agreement, the Parties agree that this Exhibit C - 4 governs the calculation, assessment, and cap of all delay liquidated damages applicable to the Key Milestones and Substantial Completion . To the extent Exhibit C - 3 is referenced in Section 2 . 6 , Exhibit C - 3 identifies dates only and does not set liquidated damages amounts . This Exhibit C - 4 provides the terms and conditions related to incentives and delay liquidated damages . Timely Completion Incentive Design - Builder acknowledges the dates required by the Agreement as set forth herein are essential to the Owner’s operations and beneficial use of the improvements to be designed, constructed, tested and commissioned by Design - Builder ; and, therefore, time is of the essence in Design - Builder’s performance of all Work . The Key Milestones and all deadlines set forth herein below and in the Project Schedule are critical to Owner’s operations and beneficial use of the Project . Acknowledging the crucial nature of the scheduled completion dates, and the nature of the Project, Owner is willing to provide incentives for Design - Builder’s timely completion of the Project in accordance with all requirements of the Contract . If Design - Builder properly achieves the Key Milestones identified below by the required date, then so long as Design - Builder is not otherwise in default or breach of this Agreement, Design - Builder shall be entitled to a bonus pursuant to as follows : Targeted Completion Incentives shall be payable after the corresponding Key Milestone completion date . To the extent Delay Liquidated Damages are owed or become due (as set forth below), and Design - Builder has earned Timely Completion Incentives, the amount of Liquidated Damages due shall first be offset from the Timely Completion Incentive amount . Total Amount of Completion Incentive per Key Milestone Indicated Key Milestone *** Key Milestone 1 Secondary steel structure concrete completion *** Key Milestone 2 Secondary steel structure completion *** Key Milestone 3 Cleanroom enclosure completion *** Key Milestone 4 All mechanical, electrical, and piping installations have been completed & Cleanroom HVAC completion Exhibit C - 4 (Delay Liquidated Damages and Timely Completion Incentives) – Page 1

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To the extent amounts are due to Owner per the terms of the Agreement, then Owner may offset any such amounts from incentive amounts included herein . No incentive bonus shall be paid if the project is not completed to the required ISO standards, Applicable Laws, and Scope of Work, regardless of early or timely completion . If Design - Builder earns any or all of the foregoing Key Milestones, but fails to properly complete all Performance Testing or fails to achieve Substantial Completion timely, Design - Builder may forfeit the earned incentives in Owner’s sole discretion . Similarly, if Design - Builder reaches Substantial Completion early, the Final Completion and punch list shall be completed within thirty (30) days of the date that Substantial Completion is actually reached . Failure of Design - Builder to complete the Punchlist and close - out the Project timely may forfeit a Timely Completion Bonus, in Owner’s sole discretion . Delay Liquidated Damages Design - Builder further acknowledges and agrees that, if the Design - Builder fails to achieve the completion requirements of the Key Milestones, the Owner will sustain extensive damages and serious loss as a result of such failure . Due to the nature of the Project, Design - Builder’s scope of Work, and Owner’s business, it is difficult at this time to precisely ascertain the exact amount of such damages per day . Liquidated Damages for Failure to Achieve Key Milestones : For the reasons set forth herein and the Agreement, Owner and Design - Builder agree that, if the Design Builder shall neglect, fail, or refuse to achieve the Key Milestones listed below by each respective date set forth herein, subject to adjustments in the Contract Time as provided in the Agreement, then Design - Builder (or Design - Builder’s surety, if any, in the case of a default) agrees to pay to the Owner as Liquidated Damages, and explicitly not as a penalty or forfeiture, the sum or sum s for each Day of such delay as provided herein . The Key Milestones listed below correspond to those defined in Exhibit C - 3 . Amount of Liquidated Damages per Calendar Day after Date for Completion Date for Completion Key Milestone from Exhibit C - 3 *** July 30, 2026 Key Milestone 1 Secondary steel structure concrete completion *** August 26, 2026 Key Milestone 2 Secondary steel structure completion and inspection *** October 5, 2026 Key Milestone 3 Cleanroom enclosure completion Exhibit C - 4 (Delay Liquidated Damages and Timely Completion Incentives) – Page 2

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Liquidated Damages for the entire Work : In addition to the Liquidated Damages for failure to achieve the Key Milestone(s) as noted above, if the Design - Builder shall neglect, fail, or refuse to achieve Substantial Completion by the date guaranteed by Design - Builder below for Substantial Completion of the entire Work, subject to adjustments in the Contract Time as provided in the Contract Documents, then the Design - Builder (and the Design - Builder’s Surety, if any, in the case of default) agrees to pay to the Owner as Liquidated Damages, and explicitly not as a penalty or forfeiture, the sum or sums for each day of such delay as set for the below : Delay Liquidated Damages amounts will first reduce the Completion Incentive amount, daily. The following chart is provided for illustrative purposes of the terms herein: *** October 20, 2026 Key Milestone 4 All mechanical, electrical, and piping installations have been completed & Cleanroom HVAC completion (per terms of Key Milestone in Exhibit C - 3 ) *** October 31, 2026 Key Milestone 5 Mechanical Completion as defined in the Agreement and Exhibit H - 1 *** November 30, 2026 Key Milestone 6 Completion of Performance Testing as required by Exhibit I - 1 Amount of Liquidated Damages per Calendar Day Guaranteed Completion Date *** January 10, 2027 Substantial Completion Incentive/LD Offset Key Milestone 1 *** paid to Design - Builder If Design - Builder achieves completion of Key Milestone 1 by required date. Delivery 1 day after Key Milestone Date paid to Design - Builder *** Delivery 2 days after Key Milestone Date paid to Design - Builder *** Delivery 3 days after Key Milestone Date paid to Design - Builder *** Delivery 4 days after Key Milestone Date paid to Design - Builder *** Delivery 5 days after Key Milestone Date paid to Design - Builder *** Delivery 6 days after Key Milestone Date paid to Owner *** Delivery 7 days after Key Milestone Date paid to Design - Builder *** Exhibit C - 4 (Delay Liquidated Damages and Timely Completion Incentives) – Page 3

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Owner may deduct any liquidated damages from any amounts due the Design - Builder, and/or Owner may require the Design - Builder to pay any Liquidated Damages, within ten (10) Days after Owner’s request should the available Contract funds be insufficient to cover the Liquidated Damages assessed against the Design - Builder . Amounts set forth herein as Liquidated Damages for Key Milestones and Substantial Completion (“Delay Liquidated Damages”) are cumulative ; provided however, if Design - Builder is otherwise performing under this Agreement and is not in breach of any other provision, then Owner may waive enforcement of one or more Key Milestone Liquidated Damages, which such waiver may only be achieved expressly in writing by Owner . In determining the amount(s) of Liquidated Damages above, Owner has carefully considered the following categories of damages and has thoughtfully determined such amount(s) accordingly : cost of relocation of personnel to alternative space, costs for managing an extended schedule, costs for consultant’s extended involvement, increased financing charges, costs of storage of Owner - provided FF&E, lease extension costs, and other numerous damages . Further, the Design - Builder acknowledges and agrees that as of the date this Design - Build is executed (i) the amount of damages Owner will incur due to the Design - Builder’s failure to achieve Substantial Completion of the Work by the Guaranteed Date of Substantial Completion or Substantial Completion of Key Milestone(s) as required by this are impossible or difficult to estimate, (ii) the liquidated damages set forth herein are a reasonable pre - estimate of damages that Owner will incur as a result of a delay in achieving Substantial Completion of the Work by the Guaranteed Date of Substantial Completion or Substantial Completion of Key Milestone(s) as required by this Agreement, (iii) that the consequential damages contemplated at the time of this Agreement are uncertain and difficult to determine with exactness, and (iv) that the liquidated damages set forth herein are not out of all proportion to the probable loss . The terms related to Liquidated Damages shall survive the termination of the Agreement . In the event this liquidated damage provision is held to be unenforceable or void (except when the holding is the result of a challenge by Owner), Owner shall be allowed to recover actual damages (both direct and consequential damages) caused by the Design - Builder’s failure to achieve the applicable Contract Time requirements to the fullest extent allowed by Applicable Law . In the event that the cumulative delay of any Key Milestone or Substantial Completion exceeds twenty (20) days, the Owner reserves the right to engage a third - party to complete the remaining scope of work, with all related costs to be borne by the Design - Builder . *** paid to Design - Builder Delivery 8 days after Key Milestone Date *** paid to Design - Builder Delivery 9 days after Key Milestone Date *** paid to Design - Builder Delivery 10 days after Key Milestone Date *** paid to Design - Builder Delivery 11 days after Key Milestone Date *** Owner and Design - Builder Delivery 12 days after Key Milestone Date *** paid to Owner Delivery 13 days after Key Milestone Date Additional *** per day paid to Owner (For each day after Day 13 past Key Milestone Date) Exhibit C - 4 (Delay Liquidated Damages and Timely Completion Incentives) – Page 4

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Exhibit C - 4 (Delay Liquidated Damages and Timely Completion Incentives) – Page 5 Delay Liquidated Damages Cap . The total payable amount of Delay Liquidated Damages shall be capped at Four Million, Nine Hundred Thousand ( $ 4 , 900 , 000 ) Dollars ; provided however, that Design - Builder is not otherwise in material breach of this Agreement and has not abandoned the Work . Exclusive Remedy for Delay . If Owner assesses and recovers all Delay Liquidated Damages owed to Owner in accordance with this Exhibit C - 4 , such Delay Liquidated Damages shall be Owner’s sole and exclusive monetary remedy for Delay Damages arising from Design - Builder’s unexcused failure to timely achieve the applicable Key Milestone(s) and/or Substantial Completion, and Owner waives any right to recover additional monetary damages for such delay, including direct damages, consequential damages, impact damages, loss of use, loss of profits, or extended overhead, except as expressly set forth herein above or to the extent such waiver is prohibited by Applicable Law ; provided that such Liquidated Damages shall in no way limit Owner’s other rights (e . g . , termination or supplementation) under the Agreement or Owner’s entitlement to damages for any other injury, damage or loss, other than for delay to achieving Substantial Completion of the Work by the Guaranteed Date of Substantial Completion and Key Milestone Date(s), for which the Design - Builder may be responsible pursuant to the terms of the Agreement .

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Exhibit D - 1 (Design - Builder Performance Guarantee Requirements) – Page 1 EXHIBIT D - 1 DESIGN - BUILDER PERFORMANCE GUARANTEE REQUIREMENTS Owner reserves the right to require Design - Builder, at any time after execution of this Agreement, to provide performance and payment security, which may include a parent guaranty, and/or an irrevocable letter of credit .

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Exhibit D - 2 (Performance Incentives and Liquidated Damages) – Page 1 EXHIBIT D - 2 PERFORMANCE INCENTIVES AND LIQUIDATED DAMAGES In consideration of the nature of the Work and the due to the performance requirements required for Substantial Completion, Owner is herein providing Design - Builder with an opportunity to earn incentives for superior performance . Design - Builder acknowledges and agrees that no incentive shall be deemed earned unless and until the applicable performance, testing, and/or milestone criteria have been verified by an independent third - party validator acceptable to Owner . If the third - party validator’s testing results differ from Design - Builder’s testing or reported results, Owner shall have sole and absolute discretion to determine whether the Incentive has been earned, in whole or in part . If the third - party validator’s testing results match Design - Builder’s testing or reported results and confirm that the applicable specifications, performance criteria, and/or milestone requirements have been satisfied, then Design - Builder shall be entitled to receive the applicable Incentive . Design - Builder and Owner acknowledge and agree that so long as Design - Builder is not otherwise in breach of any portion of the Agreement, it may earn the following amounts as incentives (“Performance Incentives”) based upon the terms and conditions set forth herein and in the Agreement : Additional Requirements/Information Total Monetary Amount Available to Earn as Incentive Incentive Item Determination and interpretation of whether Design - Builder properly and timely achieves this incentive per terms set forth above. $ 4,882,633 Achieve Clean Room Validity as set forth in Exhibit I - 1 by promised Key Milestone Date. Clean Room Validation Testing $ 4,923,123 Perform all warranty and defect repair obligations during the Warranty Period. Warranty Performance Incentive 1 . Clean Room Validity Testing Incentive . Design - Builder shall perform all clean - room validity tests as are required in Exhibit I - 1 and Prudent Manufacturing Industry Practices . Design - Builder may earn the incentive set forth herein by passing without condition or qualification all Clean Room Validity Testing by the Key Milestone Date as promised in this Agreement .

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Exhibit D - 2 (Performance Incentives and Liquidated Damages) – Page 2 2. Warranty Period and Performance Incentive . In addition to the terms of and notwithstanding obligations in Sections 3 . 1 . 12 and 12 . 2 . 2 , if any defect, deficiency, or failure occurs during the Warranty Period, Design - Builder shall at its own cost and expense and without reimbursement by Owner, (a) promptly investigate the cause of the issue and correct, revise, or amend all engineering and design services which are not in conformance with the Agreement, and (b) promptly correct, repair, or replace any part of the Work which is damaged or impaired by any breach of, or fails to conform with, the Agreement, is occasioned by the correction, revision or amendment of engineering services described in clause (a) above, or is otherwise not in accordance with the Agreement, including any construction damage or rework ; and (c) notify and provide Owner with written notice of the schedule for the correction, repair, or replacement . 1. Design - Builder acknowledges that warranty work turnaround time is critical to the nature of the Work . As such time is of the essence for Design - Builder’s performance of all work related to the warranty provisions . In the event any warranty failure arises during the Warranty Period and renders the Project incapable, in whole or in part, of operating in accordance with the requirements of this Agreement, Design - Builder shall initiate correction, repair or replacement of any part of the Project within twenty - four (24) hours of receipt of notice . 2. Repair, replacement, or correction of defective or non - conforming Work by Design - Builder shall meet Owner’s satisfaction . 3. In the event that defects lead to contamination of the Owner’s production, a production shutdown, impairment, or interruption, Design - Builder shall bear full responsibility for all direct losses that are properly documented . Owner may deduct from the Warranty Incentive all costs incurred by Owner related to such shutdown, impairment, or interruption, along with all costs to remedy the issues should Design - Builder fail to meet the terms herein . 4. If, at the conclusion of the Warranty Period, if Design - Builder has fulfilled all warranty obligations, and the Project is fully operational and without defects, the Design - Builder will be eligible for the Warranty Performance Incentive as set forth herein above .

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Exhibit E - 1 (Design - Builder Key Personnel/Project Organization) EXHIBIT E - 1 DESIGN - BUILDER KEY PERSONNEL/PROJECT ORGANIZATION The following are Design - Builder’s key personnel (“Key Personnel”) assigned to the Project per Section 1.2.6. As a material term of the Agreement, the Key Personnel shall not be changed, removed, or substituted from the Project without Owner’s prior written approval. Project Management  Shuiju Guo – Project Manager Overall responsibility for project management, coordination, and communication with the Owner. Construction and Technical Leadership  Yuan Ma – Construction Team Lead Responsible for overall site construction execution and management of construction crews.  Mingcheng Dong – Site Technical Lead Responsible for on - site technical coordination, construction methodology, and technical compliance. Design Support  Zhiming Liao – Design Support  Ting Huang – Design Support  Pengfeng Li – Design Support  Qiang Li – Design Support Responsible for design coordination, technical support, and resolution of design - related matters during project execution. Discipline Leads  Mingcheng Dong – HVAC Lead  Yu Lei – Structural Lead  Zhaofeng Wu – Electrical Lead Responsible for discipline - specific technical oversight, coordination, and quality control. Business Coordination and Procurement  Runhan Gu – Client / Market Coordination  Junyan Wang – On - Site Procurement Responsible for client coordination, commercial interface, and on - site material procurement activities. Safety Management  NW Safety Inc. – Safety Management Firm  Ramses Valles – Safety Officer Responsible for site safety management, safety inspections, regulatory compliance, and safety reporting.

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The following is Design - Builder’s Organizational Chart for the Project: Exhibit E - 1 (Design - Builder Key Personnel/Project Organization)

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EXHIBIT E-2

LIST OF DESIGN-BUILDER'S ARCHITECT, CONSULTANTS AND SUBCONTRACTORS

Exhibit E-2 -- Design-Builder List		
Role	**Company Name**	**Scope of Work**
General Construction (Design-Builder)	LCC3 Solution Inc.	Design-build services including overall project management, construction, coordination of design professionals and subcontractors; major procurement.
Architect of Record (AOR)	TDCK Architects, Inc.	Architectural design, code compliance, permit drawings
Structural Steel Vendor	Rigid Global Buildings & Megasteel Building Solutions USA Inc.	Supply of secondary steel members and related structural components.
Electrical Equipment	Jiangsu Ryan Electric Co Ltd	Supply of electrical cabinets, transformers, andrelated electrical equipment.
Cable Tray System Supplier	Jiangsu Zhongpeng Electric Co Ltd	Supply of cable tray systems and accessories.
HVAC Ductwork & Sheet Metal Supplier	United Sheet Metal Works	Fabrication and supply of HVAC ductwork and sheet metal components.
Material Supplier (China)	Langao Technology	Supply of construction materials sourced from China, subject to approved submittals and logistics coordination.
Labor Subcontractor	PrimeAchieve International LLC	Provision of supplemental construction labor for installation support, material handling, and general construction activities.
Civil & Interior Construction	PrimeAchieve International LLC	Execution of civil works and interior construction under the direction of the Design-Builder.
Structural Steel Erection	PrimeAchieve International LLC	On-site erection and installation of structural steel components.
Flooring Subcontractor	Goldsource Construction Inc.	Installation of epoxy flooring.
Electrical Subcontractor	Houston Friend Electrical Service	Electrical installation, wiring, equipment installation, and related electrical construction activities.
Mechanical (HVAC) Subcontractor	PrimeAchieve International LLC	HVAC system installation, equipment setting, ductwork installation, and commissioning support.
Plumbing Subcontractor	MCG Development LLC	Plumbing system installation including piping, fixtures, and associated testing.
Equipment Installation Contractor	PrimeAchieve International LLC	Installation of owner-furnished or contractor-furnished equipment.
Fire Sprinkler	Kauffman Co.	Fire sprinkler system installation, including sprinkler piping, sprinkler heads, valves, hangers, and associated testing and inspection.

Additional consultants, subcontractors, and suppliers may be engaged by the Design-Builder as required for the Work. The Design-Builder reserves the right to substitute or add parties of equal or greater

Exhibit E-2 (List of Design-Builder's Architect, Consultants, and Subcontractors)

Exhibit E - 2 (List of Design - Builder’s Architect, Consultants, and Subcontractors) qualification, subject to Owner’s reasonable approval, without requiring an amendment to this Agreement.

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Exhibit E - 3 (Design - Builder Quality Assurance and Quality Control Manual) EXHIBIT E - 3 DESIGN - BUILDER’S QUALITY ASSURANCE AND QUALITY CONTROL MANUAL (See attached.)

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7165 Colleyville Boulevard Ste 101, Colleyville, Texas, 76034 817 - 416 - 0098 Exhibit E - 3 Design - Builder’s Quality Assurance / Quality Control (QA/QC) Manual 1. Purpose This Quality Assurance / Quality Control (QA/QC) Manual establishes the procedures and responsibilities by which LCC3 Solution Inc. (“Design - Builder”) ensures that the Work complies with the Contract Documents, applicable codes, industry standards, and Owner requirements throughout the Project lifecycle. 2. QA/QC Program Responsibility The Design - Builder is responsible for implementing and maintaining an effective QA/QC program . QA/QC activities shall be coordinated among the Architect of Record, consultants, subcontractors, suppliers as required by the Contract Documents . 3. Quality Assurance – Design Phase Design activities shall be performed by qualified professionals. Interdisciplinary coordination reviews shall be conducted to identify conflicts and verify constructability, code compliance, and alignment with performance requirements. 4. Quality Control – Construction Phase Subcontractors and suppliers shall be evaluated based on qualifications, licensing, and relevant experience. Submittals and shop drawings shall be reviewed for compliance prior to fabrication or installation. 5. Materials and Equipment Control Materials and equipment shall be inspected upon delivery to verify compliance with approved submittals. Non - conforming items shall be identified and resolved prior to installation. 6. Inspection and Testing Routine inspections shall be conducted during construction. Third - party inspections and testing shall be performed when required by code or the Contract Documents, with records retained for project documentation. 7. Non - Conforming Work Non - conforming work shall be documented, evaluated, and corrected or replaced in accordance with the Contract Documents. Corrective actions shall be verified prior to continuation of related work. 8. Documentation and Records QA/QC documentation may include inspection reports, test results, submittal logs, and corrective action records. Records shall be maintained through project closeout.

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7165 Colleyville Boulevard Ste 101, Colleyville, Texas, 76034 817 - 416 - 0098 9. Commissioning and Closeout Systems requiring commissioning shall be verified in accordance with Contract requirements. Deficiencies identified during commissioning shall be corrected prior to final acceptance. 10. Limitations This QA/QC Manual supports contractual quality management requirements and does not replace professional or regulatory responsibilities of project participants.

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Exhibit F (Change Order Terms and Limitations) EXHIBIT F CHANGE ORDER TERMS AND LIMITATIONS Design - Builder shall be financially responsible for all costs related to Change Orders until the aggregate amount exceeds One ( 1% ) Percent of the Contract Sum, provided that such Change Requests or Change Orders result from Owner - requested changes that differ substantially from the Scope of Work (“Owner - Requested Changes”) . Design - Builder shall not be compensated nor receive additional time for changes required to the design or to perform the Work due to the fault, error, or omission of Design - Builder, its Subcontractors, Consultants or anyone over whom Design - Builder is responsible . After the costs of Owner - Requested Changes exceed One - Percent of the Contract Sum, all subsequent costs and time related to Owner - Requested Changes will be negotiated between Owner and Design - Builder .

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EXHIBIT F - 1 FORM OF CHANGE ORDER REQUEST DATE: PROJECT NAME: OMD3 (FAB4) Clean Room Project CONTRACT DATE: [ ] CHANGE REQUEST OVERVIEW Description of Changes: Detailed Reason for Change and Entitlement: List and attach all documents which support the requested change and justify any increased cost and time. Support & Justification Documents: Reference to Drawings and Specifications: Additional Information: REQUESTED CHANGE TO CONSTRUCTION SCHEDULE (Please check appropriate box) This Change Order shall NOT affect the Project Schedule. ප This Change Order WILL affect the Project Schedule by days. The Revised Guaranteed Substantial Completion Date, if approved would be: This Change Order will change the following additional Key Milestones in the Schedule: ප □ 1 – Critical: “I can’t move forward until this change is resolved.” □ 2 – High: “I’m fine for right now, but unless this change is resolved by the due date of , it may negatively impact the Project.” □ 3 – Normal: “I’m fine for right now, but this may impact my ability to move forward in the near future. ” □ 4 – Low: “This change is not impacting my ability to move forward.” PRIORITY Exhibit F - 1 (Form of Change Order Request) – Page 1

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Exhibit F - 1 (Form of Change Order Request) – Page 2 This CHANGE ORDER REQUEST includes all professional services, design, engineering, material, labor, and equipment necessary to complete the work described above and needed to address such change . By signing this Change Order Request, Design - Builder represents and warrants that it has fully evaluated the change, its impacts, and work that may be impacted by such change . The change, if any, in the Contract Price shall be under the following pricing methodology : □ No Cost Change Ƒ Cost $ Ƒ Unit Price of Ƒ Lump Sum Ƒ Time and Materials (NTE) $ Submitted Value: $ Estimated Value: REQUESTED BY DESIGN - BUILDER: Printed Name: Title: Date: Signature:

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Exhibit F - 2 (Form of Change Order) – Page 1 EXHIBIT F - 2 FORM OF CHANGE ORDER Change Order No.: Date of Change Order: Requesting Party: Change Order Request Number: Project: OMD3 (FAB4) Clean Room Project No change shall be made or recognized without this Change Order . If approved by Owner, you are authorized to make the following changes without changing the terms of the Contract, except as herein agreed . Any claim for extension of time or additional costs caused by the Change in the Work addressed by this Change Order must be set forth herein and are a full and final settlement of all impacts of changes . Design - Builder agrees that this Change Order includes all Costs associated with the Change Order as well as any impact or cumulative impact that this Change Order has with all other Change Orders previously agreed to by the Parties . CHANGE REQUEST OVERVIEW Description of Changes: Additional Information: Attached Supporting Documents: CHANGE IN CONTRACT PRICE (if any) $ ORIGINAL CONTRACT SUM: $ NET CHANGES OF PREVIOUS CHANGE ORDERS, IF ANY: $ CONTRACT SUM PRIOR TO THIS CHANGE ORDER: $ CONTRACT SUM, INCLUDING THIS CHANGE ORDER: CHANGE IN CONTRACT TIME (if any)  Design - Builder shall attach a revised Project Schedule reflected the approved changes herein ORIGINAL GUARANTEED SUBSTANTIAL COMPLETION DATE: NET CHANGES OF PREVIOUS CHANGE ORDERS IN DAYS: □ None □ Add days □ Deduct days INCREASE/DECREASE APPROVED IN THIS CHANGE ORDER: REVISED GUARANTEED SUBSTANTIAL COMPLETION DATE: OTHER REVISED KEY MILESTONE DATES:

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Exhibit F - 2 (Form of Change Order) ACCEPTED AND APPROVED: DESIGN - BUILDER: OWNER: Signature: Signature: Name and Title: Name and Title: Date: Date:

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Exhibit G - 1 (Conditional Progress Lien Waiver and Release) EXHIBIT G - 1 CONDITIONAL WAIVER AND RELEASE ON PROGRESS PAYMENT Project Job No . On receipt by the signer of this document of a check from (maker of check) in the sum of $ (progress payment amount) payable to (payee or payees of check) and when the check has been properly endorsed and has been paid by the bank on which it is drawn, this document becomes effective to release any mechanic's lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in the signer's position that the signer has on the property of (owner) located at (location) to the following extent : (job description) . This release covers a progress payment for all labor, services, equipment, or materials furnished to the property or to (person with whom signer contracted) as indicated in the attached statement(s) or progress payment request(s), except for unpaid retention, pending modifications and changes, or other items furnished . Before any recipient of this document relies on this document, the recipient should verify evidence of payment to the signer . The signer warrants that the signer has already paid or will use the funds received from this progress payment to promptly pay in full all of the signer's laborers, subcontractors, materialmen, and suppliers for all work, materials, equipment, or services provided for or to the above referenced project in regard to the attached statement(s) or progress payment request(s) . Date (Company name) By (Signature) (Title) STATE OF TEXAS † † COUNTY OF † Before me, the undersigned authority, on this day personally appeared (name), the (job title) of (company name), known to me to be the person whose name was subscribed to the forgoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed . To certify which, witness my hand and official seal on this the day of , . NOTARY PUBLIC – STATE OF TEXAS

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Exhibit G - 2 (Unconditional Progress Lien Waiver and Release) EXHIBIT G - 2 UNCONDITIONAL WAIVER AND RELEASE ON PROGRESS PAYMENT NOTICE : This document waives rights unconditionally and states that you have been paid for giving up those rights . It is prohibited for a person to require you to sign this document if you have not been paid the payment amount set forth below . If you have not been paid, use a conditional release form . Project Job No . The signer of this document has been paid and has received a progress payment in the sum of $ for all labor, services, equipment, or materials furnished to the property or to (person with whom signer contracted) on the property of (owner) located at (location) to the following extent : (job description) . The signer therefore waives and releases any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in the signer’s position that the signer has on the above referenced project to the following extent : This release covers a progress payment for all labor, services, equipment, or materials furnished to the property or to (or person with whom signer contracted) as indicated in the attached statement(s) or progress payment request(s), except for unpaid retention, pending modifications and changes, or other items furnished . The signer warrants that the signer has already paid or will use the funds received from this progress payment to promptly pay in full all of the signer’s laborers, subcontractors, materialmen, and suppliers for all work, materials, equipment, or services provided for or to the above referenced project in regard to the attached statement(s) or progress payment request(s) . Date: (Company name) By: (Signature) Its: (Title) † † † STATE OF TEXAS COUNTY OF Before me, the undersigned authority, on this day personally appeared (name), the (job title) of (company name), known to me to be the person whose name was subscribed to the forgoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed . To certify which, witness my hand and official seal on this the day of , . NOTARY PUBLIC – STATE OF TEXAS

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Exhibit G - 3 (Conditional Final Lien Waiver and Release) EXHIBIT G - 3 CONDITIONAL WAIVER AND RELEASE ON FINAL PAYMENT Project : Job No .: On receipt by the signer of this document of a check from (maker of check) in the sum of $ payable to (payee or payees of check) and when the check has been properly endorsed and has been paid by the bank on which it is drawn, this document becomes effective to release any mechanic's lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in the signer's position that the signer has on the property of (owner) located at (location) to the following extent : (job description) . This release covers the final payment to the signer for all labor, services, equipment, or materials furnished to the property or to (person with whom signer contracted) . Before any recipient of this document relies on this document, the recipient should verify evidence of payment to the signer . The signer warrants that the signer has already paid or will use the funds received from this final payment to promptly pay in full all of the signer's laborers, subcontractors, materialmen, and suppliers for all work, materials, equipment, or services provided for or to the above referenced project up to the date of this waiver and release . Date : (Company name) By (Signature) (Title) STATE OF TEXAS † † † COUNTY OF Before me, the undersigned authority, on this day personally appeared (name), the (job title) of (company name), known to me to be the person whose name was subscribed to the forgoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed . To certify which, witness my hand and official seal on this the day of , . NOTARY PUBLIC – STATE OF TEXAS

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Exhibit G - 4 (Unconditional Final Lien Waiver and Release) EXHIBIT G - 4 UNCONDITIONAL WAIVER AND RELEASE ON FINAL PAYMENT NOTICE : This document waives rights unconditionally and states that you have been paid for giving up those rights . It is prohibited for a person to require you to sign this document if you have not been paid the payment amount set forth below . If you have not been paid, use a conditional release form . Project : Job No . The signer of this document has been paid in full for all labor, services, equipment, or materials furnished to the property on the property of (owner) located at (location) to the following extent : (job description) . The signer therefore waives and releases any mechanic’s lien right, any right arising from a payment bond that complies with a state or federal statute, any common law payment bond right, any claim for payment, and any rights under any similar ordinance, rule, or statute related to claim or payment rights for persons in the signer’s position . The signer warrants that the signer has already paid or will use the funds received from this final payment to promptly pay in full all of the signer’s laborers, subcontractors, materialmen, and suppliers for all work, materials, equipment, or services provided for or to the above referenced project up to the date of this waiver and release . Date: (Company) By: (Signature) (Title) STATE OF TEXAS † † † COUNTY OF Before me, the undersigned authority, on this day personally appeared (name), the (job title) of (company name), known to me to be the person whose name was subscribed to the forgoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed . To certify which, witness my hand and official seal on this the day of , . NOTARY PUBLIC – STATE OF TEXAS

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Exhibit G - 5 (Form of All Bills Paid Affidavit) EXHIBIT G - 5 FORM OF ALL BILLS PAID AFFIDAVIT (See attached.)

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Exhibit G - 5 (Form of All Bills Paid Affidavit) ALL BILLS PAID AFFIDAVIT COUNTY OF _[ ] THE STATE OF TEXAS † † † † BEFORE ME, the undersigned authority, on this the day of , personally appeared of , known to me to be a credible person who, having been by me first duly sworn upon his oath stated : “My name is . I am duly authorized in all respects to make this Affidavit on behalf of (“Design - Builder”) . I am the (title) of (Design - Builder) and in this capacity I have knowledge of the facts set forth herein, all of which are true and correct . Reference is made herein to the construction of certain improvements on the land described as follows : (the “Property”) . All of the work provided to be done by the Design - Builder on the Property has been completed, the Design - Builder has been duly paid all sums due to Design - Builder under said Contract, [ except the final sum of $ . (“Final Payment”)], and the Design - Builder has duly paid all bills incurred for labor, supplied and materials in connection with such construction, no such bills remain unpaid, and the Design - Builder has received no notice of any mechanic’s lien claim by any mechanic, materialman, artisan, supplier or any other person, firm or entity, related to such construction, except those subcontractors which remain unpaid as follows : [List name of subcontractors, addresses, and outstanding amounts ] This Affidavit is made for the purpose of inducing (the “Owner”), to make [ Final or Progress ] Payment at the request of the Design - Builder, the sum of $ . Design - Builder knows that, without this Affidavit, Owner would not pay such sum . Design - Builder acknowledges and agrees that upon payment of the Final Payment, Design - Builder shall pay, or cause to be paid, all subcontractors listed above . The undersigned Design - Builder further states, acknowledges and affirms that as of the date hereof, (1) other than the amounts listed above provided by the Design - Builder, all payments and sums due to all vendors, suppliers, subcontractors, employees of the undersigned for all services performed and materials and/or equipment furnished have been paid, together with all applicable local, state or federal taxes or assessments payable by Design - Builder, if any ; (2) all services and labor performed and materials supplied and installed by the undersigned Design - Builder and Design - Builder’s vendors, suppliers, subcontractors, consultants, or employees on the Project were in accordance with the plans and specifications and Applicable Law ; and (3) all labor was performed in a good and workmanlike manner . The undersigned Design - Builder further agrees to indemnify, defend, and hold Owner, its lender, and past or present principals, officers, directors, shareholders, members, managers, employees, attorneys, agents, representatives, subsidiaries, affiliates, partners, predecessors or successors in interest, assigns, and insurers (the “Owner Parties”) harmless

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against all liability, cost, or expense, including attorneys’ fees, court costs, and expenses, from any claim or action by Design - Builder or any person claiming by, through, or under Design - Builder with respect to the representation and waivers in this Affidavit . Design - Builder further agrees to indemnify and hold Owner Parties harmless against all liability, cost, or expense, including attorney’s fees, court costs, and expenses, from any lien claim asserted against the Property by any subcontractor, supplier, equipment supplier, consultant, or vendor for work performed by or materials supplied to the Design - Builder on the Property . Signed Printed Name: Title: STATE OF TEXAS COUNTY OF [ ] Before me, (insert the name and character of the officer), on this day personally appeared _, known to me (or proved to me on the oath of or through (description of identity card or other document) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed. Given under my hand and seal of office this day of , (year). Notary Public Signature SEAL Notary Public Print or Type Name Date: Exhibit G - 5 (Form of All Bills Paid Affidavit)

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Exhibit H - 1 (Mechanical Completion Conditions) EXHIBIT H - 1 MECHANICAL COMPLETION CONDITIONS 1. Mechanical Completion. The following are the conditions precedent for the Project to achieve Mechanical Completion: (i) the Project is mechanically, electrically, and structurally constructed in accordance with the plans and specifications, Scope of Work ( Exhibit A ), industry standards, and Applicable Laws, including but not limited to : a. Mechanical (HVAC) system is complete and inspection has passed ; b. Temporary Certificate of Occupancy has been received from the authority having jurisdiction ; and c. The cleanroom cleanliness level shall reach Class 10 , 000 , temperature and humidity shall be effectively controlled, and no condensation shall occur on the equipment . (ii) those additional subsystems that require function testing prior to commissioning, as determined by Owner in Owner’s reasonable discretion, shall have been successfully function tested and the integrated system shall be ready to commence testing and commissioning ; and (iii) all requirements for “Mechanical Completion” under all subcontracts with Subcontractors responsible for achieving Mechanical Completion, as determined and approved by Owner in Owner’s reasonable discretion, shall have been completed . 2 . Mechanical Completion Certificate . Upon completion of the requirements under Section 1 of this Exhibit H - 1 , Design - Builder shall submit a Mechanical Completion Form and Certificate to Owner in accordance with the terms of the Agreement .

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Exhibit H - 2 (Notice of Mechanical Completion Form) EXHIBIT H - 2 NOTICE OF MECHANICAL COMPLETION FORM [Insert Date] Applied Optoelectronics, Inc. Attn: Ray Du 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 Re: OMD3 (FAB4) Clean Room Project – NOTICE OF MECHANICAL COMPLETION Mr . Du : Notice is hereby given on behalf of Design - Builder this Project has achieved Mechanical Completion per the conditions set forth in the Agreement and Exhibit H - 1 . Design - Builder hereby represents that the Project (1) has reached Mechanical Completion, and (2) is ready for Performance Testing . Attached is a copy of the Temporary Certificate of Occupancy (TCO) issued on [date] by the authority having jurisdiction over the Project . Design - Builder will be in contact to schedule an inspection for Owner to confirm Mechanical Completion and approve the Mechanical Completion Certificate . Signed: LCC3 SOLUTION, INC. By: Name: Title:

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Exhibit H - 3 (Mechanical Completion Certification) EXHIBIT H - 3 MECHANICAL COMPLETION CERTIFICATE Reference is made to that certain Design - Build Agreement by and between Owner and Design - Builder dated as of [ ] . Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement . The undersigned, Design - Builder does hereby certify and represent to Owner that Design - Builder has completed all requirements under the Agreement for Mechanical Completion, in accordance with the Scope of Work, Applicable Law, and other requirements of the Agreement . Design - Builder certifies that all requirements under the Agreement for Mechanical Completion were achieved on [ ], 202 [ ] . Executed by Design - Builder this day of , 202 . DESIGN - BUILDER : LCC3 SOLUTION, INC. By: Name: Title: Acknowledged by Owner this day of , 202 . OWNER : APPLIED OPTOELECTRONICS, INC. By : Name : Title :

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Exhibit I - 1 (Pre - Commissioning, Commissioning, Start - Up and Testing Conditions) EXHIBIT I - 1 PRE - COMMISSIONING, COMMISSIONING, START - UP AND TESTING CONDITIONS Design - Builder shall ensure that the Project meets all design requirements and requirements of this Agreement, including Exhibit A – Scope of Work . As part of such confirmation, Design - Builder will perform or cause to have the following validation tests performed pursuant to Performance Testing and Commissioning of the Project . A. Cleanroom Validation Testing shall include but is not limited to the following tests listed below and pursuant to the attached Test Criteria : 1. 2. 3. 4. 5. 6. 7. 8. Airborne Particle Count Test Airflow Volume and Velocity Test Room Differential Pressure Test Temperature and Relative Humidity Test HEPA / ULPA Filter Integrity Test Noise Level Test Illuminance Test ESD Test Design - Builder and Owner shall each have independent verification tests performed to validate the above - referenced testing . To the extent of any differences or disagreements between the testing results, Owner and Design - Builder shall meet in good faith to resolve any disputes . To the extent of an irreconcilable difference or dispute, the parties shall jointly hire an independent third party to verify the testing and the result of the third party shall control . B. Test to confirm the supply of chilled water, nitrogen, and CDA has been verified to meet the design requirements. All conditions herein referenced as “Performance Tests,” “Performance Testing,” or “Verification.”

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Exhibit I-1 (cont.)

Cleanroom Eight Major Testing Items

No.	Testing Names	Test Criteria					Remark
		West Gowning room	East Gowning room	Cleanroom Production Area	IQC	Cleanroom Inventory	
1	Airborne Particle Count Test	ISO 8 At-rest	ISO 8 At-rest	ISO 6 At-rest	ISO 6 At-rest	ISO 6 At-rest	1、Testing requirements shall be in accordance with ISO 14644 "Cleanrooms and associated controlled environments". 2、Upon completion of the additional scope of work, the cleanroom shall meet the requirements of static ISO Class 6. Any costs associated with adding FFUs and DDC shall be handled based on the existing/known change orders.
2	Airflow Volume and Velocity Test	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	FFU Airflow Velocity: 0.28~0.42m/s	
3	Room Differential Pressure Test	5~10Pa	5~10Pa	10~20Pa	10~20Pa	5~15Pa	
4	Temperature and Relative Humidity Test	T:68~83° F RH:N/A	T:68~83° F RH:N/A	T:73.4±3.6° F RH:50±10%	T:73.4±3.6° F RH:50±10%	T:73.4±3.6° F RH:50±10%	
5	HEPA / ULPA Filter Integrity Test	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	meet ISO 14644 requirements	
6	Noise Level Test	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	Noise Level(at-rest) ≤65dB (A)	
7	Illuminance Test	≥200Lux	≥200Lux	≥300Lux	≥300Lux	≥150Lux	
8	ESD Test	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	$<1.0\times10^6\Omega$	IEC 61340-4-1 Electrostatics - Part 4-1: Materials Classification - Class 1 (Conductive)

Exhibit I - 2 (Notice of Performance Test Completion) EXHIBIT I - 2 NOTICE OF PERFORMANCE TEST COMPLETION [Insert Date] Applied Optoelectronics, Inc. Attn: Ray Du 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 Re: OMD3 (FAB4) Clean Room Project – NOTICE OF PERFORMANCE TEST COMPLETION Mr. Du: Notice is hereby given on behalf of Design - Builder this Project has completed all Performance Tests and has passed the requirements of Performance Test Completion per the conditions set forth in the Agreement and Exhibit I - 1 . Design - Builder hereby represents that the Project (1) has reached Performance Testing Completion, and (2) is ready for to perform requirements of Substantial Completion . Design - Builder will be in contact to schedule an inspection for Owner to confirm Performance Testing Completion and approve the Performance Testing Completion Certificate. Signed: LCC3 SOLUTION, INC. By: Name: Title:

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EXHIBIT I - 3 FORM OF PERFORMANCE TESTING COMPLETION CERTIFICATE Reference is made to that certain Design - Build Agreement by and between Owner and Design - Builder dated as of [ ] . Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement . The undersigned, Design - Builder does hereby certify and represent to Owner that Design - Builder has completed all requirements under the Agreement for Performance Testing Completion, in accordance with the Scope of Work, Applicable Law, and other requirements of the Agreement . Design - Builder certifies that all requirements under the Agreement for Performance Testing Completion were achieved on [ ], 202 [ ] . Executed by Design - Builder this day of , 202 . DESIGN - BUILDER : LCC 3 SOLUTION, INC . By: Name: Title: Exhibit I - 3 (Form of Performance Test Completion Certificate) Acknowledged by Owner this day of , 202 . OWNER: APPLIED OPTOELECTRONICS, INC. By : Name : Title :

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Exhibit J - 1 (Substantial Completion Conditions) EXHIBIT J - 1 SUBSTANTIAL COMPLETION CONDITIONS 1. Substantial Completion. The following are conditions precedent to Substantial Completion for the Project: (i) (ii) (iv) (vi) (vii) Mechanical Completion has occurred and Mechanical Completion Certificate signed by Owner ; Design - Builder has performed, completed, and passed all tests set forth in Exhibit I - 1 , and any others as may be required to properly test and commission the Project to Owner’s satisfaction, and Performance Testing Completion Certificate has been signed by Owner ; Design - Builder has obtained, and Owner has received copies of, all certificates of occupancy (permanent), permits, approvals, inspections, or certifications required as of Substantial Completion to the extent necessary for operation of the Project, each of which shall be valid and in full force and effect ; (v) the entire Work has been completed (including training, manuals, and the delivery of all documentation required for operation and maintenance), except for Work on the Punchlist in accordance with the Scope of Work and the terms of the Agreement; Design - Builder has delivered to Owner all final drawings and specifications, including but not limited to as - built record drawings in electronic PDF and hard copy form ; and the Project is fully operational, available for use, and capable of being fully, safely, and reliably operated in accordance with Owner’s intended use and in accordance with the requirements of the Agreement and Applicable Law . 2 . Independent Third - Party Testing Required . In addition to the foregoing, the following is an condition precedent to Substantial Completion : Completion of testing by a third - party (selected and/or approved by Owner) of cleanroom based upon industry standard testing in accordance with the design and all tests passed within the margins required by Owner . Failure to pass independent testing requires remedial action and further testing paid for by Design - Builder . 3. Substantial Completion Certificate . Upon completion of the requirements under Section 1 of this Exhibit, Design - Builder shall submit a Substantial Completion Certificate to Owner in accordance with the terms of the Agreement and Exhibit J - 3 .

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Exhibit J - 2 (Notice of Substantial Completion) EXHIBIT J - 2 NOTICE OF SUBSTANTIAL COMPLETION [ Insert Date] Applied Optoelectronics, Inc. Attn: Ray Du 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 Re: OMD3 (FAB4) Clean Room Project – NOTICE OF SUBSTANTIAL COMPLETION Mr. Du: Notice is hereby given on behalf of Design - Builder this Project has achieved Substantial Completion per the conditions set forth in the Agreement and Exhibit J - 1 . Design - Builder hereby represents that the Project (1) has reached Substantial Completion, and (2) the attached list of items are the only minor items remaining of Work (“Punchlist”) . Design - Builder will be in contact to schedule and inspection for Owner to confirm Substantial Completion and approve the Punchlist and Substantial Completion Certificate . Signed: LCC3 SOLUTION, INC. By: Name: Title:

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Exhibit J - 3 (Form of Substantial Completion Certificate) – Page 1 EXHIBIT J - 3 FORM OF SUBSTANTIAL COMPLETION CERTIFICATE Reference is made to that certain Design - Build Agreement by and between Owner and Design - Builder dated as of [ ] . Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement . The undersigned, Design - Builder does hereby certify and represent to Owner that : 1. Design - Builder has completed all requirements under the Agreement for Substantial Completion, including but not limited to those terms as outlined in Exhibit J - 1 and in accordance with the Scope of Work, Applicable Laws, and other requirements of the Agreement and Design - Builder has delivered to Owner all required deliverables to be delivered on or prior to the Substantial Completion Date, including all final Drawings ; 2. All Performance Tests have been completed, passed, and Design - Builder has received a Performance Test Completion Certificate ; 3. Third - Party testing of cleanroom based upon industry standard testing in accordance with the design has been performed and all tests passed within the margins required by Owner ; 4. Except for Work on the Punchlist attached hereto, the entire Work has been completed (including training, manuals and the delivery of all documentation required for operation and maintenance), in accordance with the drawings and specifications, Applicable Laws, and other requirements of the Agreement ; 5. the Project is fully operational, available for use, and capable of being fully, safely, and reliably operated in accordance with Owner’s intended use and in accordance with the requirements of the Agreement and Applicable Law ; and 6. There are no existing conditions, events, Liens, or claims, including any conditions, Liens, or claims of Subcontractors, that prevent legal title to, ownership of, or custody and control of the Project from being transferred and conveyed to Owner as of the date hereof . Design - Builder certifies that all requirements under the Agreement for Substantial Completion were achieved on [ ], 202 [ ] . [Remainder of page intentionally left blank; Signature page follows]

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Exhibit J - 3 (Form of Substantial Completion Certificate) – Page 2 DESIGN - BUILDER : LCC3 SOLUTION, INC. By: Name: Title: Acknowledged by Owner this day of , 202 . OWNER : APPLIED OPTOELECTRONICS, INC. By : Name : Title :

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Exhibit J - 3 (Form of Substantial Completion Certificate) – Page 3 Attachment 1 to Substantial Completion Certificate The following Punch List has been provided to and reviewed with Owner per the terms of the Agreement, and Design - Builder represents that the only remaining Work herein is that as listed below: [Punchlist Items]

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Exhibit K - 1 (Final Completion Certificate) EXHIBIT K - 1 FINAL COMPLETION CONDITIONS 1. Final Completion. Final Completion of the Project shall be deemed to have occurred only if each of the following has occurred: (i) Substantial Completion and all Punch List items contemplated in the Agreement and as set forth in the Substantial Completion Certificate have been completed; all Work that is required to be performed under all outstanding Change Orders has been completed in accordance with the requirements of the Agreement; all deliverables, including those required by the Agreement in Section 9.11.2 as Close - Out Documents have been delivered to Owner: (ii) (iii) (a) the final drawings and Project file; (b) all Lien Waivers and Releases and All Bills Paid Affidavit; (c) All manufacturers’ warranties, guarantees, manuals and training for major equipment; (d) Satisfactory final cleaning of the Project and Site; (e) Evidence of insurance has been provided to Owner as required by the Agreement (iv) Design - Builder has delivered the Irrevocable Warranty Letter of Credit effective the date of Final Completion Certificate for the benefit of Owner ; (v) all Work and all other obligations under the Agreement for the Project (except for that Work and obligations that survive the termination or expiration of the Agreement, including obligations for warranties and correction of defects) has been completed ; (vi) there is no continuing material breach of this Agreement with respect to the Project by Design - Builder or anyone over whom Design - Builder is legally responsible . 2 . Final Completion Certificate . Upon completion of the requirements under Section 1 of this Exhibit, Design - Builder shall submit a Final Completion Certificate to Owner in accordance with the terms of the Agreement .

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Exhibit K - 2 (Notice of Final Completion Form) EXHIBIT K - 2 NOTICE OF FINAL COMPLETION [Insert Date] Applied Optoelectronics, Inc. Attn: Ray Du 13139 Jess Pirtle Blvd. Sugar Land, TX 77478 Re: OMD3 (FAB4) Clean Room Project – NOTICE OF FINAL COMPLETION Mr. Du: Notice is hereby given on behalf of Design - Builder this Project has achieved Final Completion per the conditions set forth in the Agreement and Exhibit K - 1 . Design - Builder hereby represents that the Project (1) has reached Final Completion, (2) all documents required by the Agreement for Final Completion are enclosed herewith for Owner’s review and approval ; and (3) Design - Builder’s Final Application for Payment is enclosed herewith along with all requisite backup documentation . Design - Builder will be in contact to schedule and inspection for Owner to confirm Final Completion and approve the Final Completion Certificate and Final Application for Payment. Signed: LCC3 SOLUTION, INC. By: Name: Title:

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Exhibit K - 3 (Final Completion Certificate) EXHIBIT K - 3 FINAL COMPLETION CERTIFICATE Reference is made to that certain Design - Build Agreement by and between Owner and Design - Builder dated as of [ ] . Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement . The undersigned, Design - Builder does hereby certify and represent to Owner that : 1. Design - Builder has completed all requirements under the Agreement for Final Completion, including the requirements as outlined in Exhibit K - 1 of the Agreement and any other requirements of the Agreement and Design - Builder has delivered to Owner all documents required under the Agreement, including all Close - Out Documents ; 2. All Work and all other obligations under the Agreement for the Project (except for obligations that survive the termination or expiration of the Agreement, including obligations for warranties and correction of defects) has been completed, including all Work on the Punch List, in accordance with the requirements of the Agreement ; 3. The Project is fully operational, available for use, and capable of being safely and reliably operated in strict accordance with the requirements and specifications of the Agreement and Applicable Laws ; 4. Design - Builder has delivered the Irrevocable Warranty Letter of Credit effective as of the date of this Final Completion Certificate for the benefit of Owner 5. All liens or Claims have been removed or resolved; and 6. Design - Builder has (a) removed all Design - Builder’s equipment from the Project Site, (b) torn down and removed all temporary structures on the Project Site built by it or its Subcontractors and restored such areas to a new condition, (c) cleaned all laydown areas and other construction areas, and (d) removed and disposed of all waste and rubbish generated by Design - Builder and its Subcontractors from and around the Project Site . Design - Builder certifies that all requirements under the Agreement for Final Completion were achieved on [ ], 202 [ ] . Attached is all documentation required to be provided by Design - Builder under the Agreement to establish that Design - Builder has achieved all requirements under the Agreement for Final Completion in accordance with the requirements of the Agreement . [Remainder of page intentionally left blank; Signature page follows]

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Exhibit K - 3 (Final Completion Certificate) Executed by Design - Builder this day of , 202 . DESIGN - BUILDER : LCC3 SOLUTION, INC. By: Name: Title: Acknowledged by Owner this day of , 202 . OWNER : APPLIED OPTOELECTRONICS, INC. By : Name : Title :

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Exhibit L (Insurance Requirements) – Page 1 EXHIBIT L INSURANCE REQUIREMENTS DESIGN BUILDER’S INSURANCE Prior to commencing any Work under the Agreement through completion of all Work required under the Contract Documents, and for such additional time as may be required by the Contract Documents, Design - Builder will provide, pay for, and maintain in full force and effect the insurance outlined herein for coverages at not less than the prescribed minimum limits of liability on an occurrence basis (unless otherwise specified) covering Design - Builder’s activities under the Contract, whether by Design - Builder or by any and all Subcontractors of any tier, or anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable . The insurance companies selected by Design - Builder shall be acceptable to Owner and have a minimum A . M . Best’s Insurance Guide rating of A VII or better . Such policies purchased by Design - Builder shall be insurance protecting Design - Builder and Owner from claims set forth below which may arise out of or result from the Design - Builder’s operations under the Contract, whether such operations be by Design - Builder or by any Subcontractor or Sub - subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable to cover . Before commencement of the Work, Design - Builder shall deliver to Owner a certificate of insurance evidencing the insurance coverage required by this Agreement . If the rating of any insurance company from which the Design - Builder has purchased insurance no longer meets the requirements set forth above, then the Design - Builder shall immediately replace them with an insurance company that does meet the requirements and provide Owner with updated certificates of insurance or with written documentation that sets forth in detail the reasons why the insurance company in question should still be acceptable to Owner, in which case the approval or disapproval of such insurance carrier shall be subject to Owner’s reasonable discretion . If any of the insurance required to be maintained by the Design - Builder pursuant to this Agreement contains aggregate limits which apply to the operations of the Design - Builder other than those operations which are subject of this Agreement, and such limits are diminished or reduced below the limits required hereunder after one or more incidents, occurrences, claims, settlements or judgments against such insurance or for any other reason, then Design - Builder shall take immediate steps to restore aggregate limits or shall maintain other insurance protection for such aggregate limits . A. WORKERS COMPENSATION INSURANCE Design - Builder shall provide and maintain during the term of the Work, including any warranty periods, workers’ compensation insurance coverage for all of Design - Builder’s workers at the site of the Project . Additionally, Design - Builder shall maintain during the term of the Work Employers’ Liability

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Coverage as required by Applicable Law, or in absence of statutory requirements, then with limits of not less than:

$1,000,000	Each accident for bodily injury by accident.
$1,000,000	Each employee for bodily injury by disease
$1,000,000	Bodily injury or disease aggregate

These policies will contain waiver of subrogation endorsement ISO CG 24 04 12/19 with respect to Owner and will not be materially modifiable or cancelable without thirty (30) days' prior written notice to Owner and ten (10) days for nonpayment of premium.

B. COMMERCIAL GENERAL LIABILITY INSURANCE

Design-Builder shall provide and maintain during the term of the Work, including any warranty periods (or for such additional period as may be required herein) commercial general liability insurance covering Bodily Injury, Property Damage and Personal Injury on a coverage form at least as broad as the most recent edition of Commercial General Liability Coverage Form (CG 00 01) as published by the Insurance Services Office, Inc. ("ISO"), covering losses that occur during the policy period regardless of when the claim is made, at limits of at least:

$ 4,000,000	General Aggregate
$ 4,000,000	Products/Completed Operations Aggregate
$ 2,000,000	Personal Injury
$ 2,000,000	Each Occurrence – Property Damage / Bodily Injury

Coverage shall be on an "occurrence" basis and shall insure Design-Builder for Work performed under the contract including but not limited to (where specific endorsements are listed, Design-Builder shall provide the exact endorsement):

1. Commercial general liability form (occurrence form) ISO CG 00 01
2. Products and completed operations coverage endorsement ISO CG 2037 10/01
3. Blanket contractual liability specifically sufficient in scope to cover the Design-Builder's indemnity obligations as set forth in the Contract Documents (Design-Builder is prohibited from using CG 2139)
4. Property Damage including completed operations
5. Severability of interests
6. Explosion, collapse, and underground damage coverage
7. Personal injury liability
8. Incidental medical malpractice
9. Specific waiver of subrogation using ISO CG 24 04 12/19
10. Additional insured endorsement CG 20 10 10/01
11. Coverage for cross liability claims between Named Insureds (i.e., "Name Insured vs. Named Insured" Cross Liability Coverage Endorsement if required for coverage and no exclusion for cross liability claims between Named Insureds),

Exhibit L (Insurance Requirements) – Page 2

Exhibit L (Insurance Requirements) – Page 3 12. Independent Contractors Protective Liability In addition to the requirements set forth above, Design - Builder is prohibited from using the following with regard to the CGL insurance policy: 1. 2. 3. Progressive Injury/Damage exclusion Limitation on coverage to designated premises Prior Work/injury/Damage exclusion C. AUTOMOBILE LIABILITY Design - Builder shall provide and maintain during the term of the Work, including any warranty periods, business automobile liability insurance on a standard form (approved by the law of the state in which the Project is located) with coverage for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle : 1. Coverage shall be for all owned, hired and non - owned vehicles. (a) Additional insured endorsement (b) Blanket waiver of subrogation (c) Contractual liability 2. Limits of liability shall not be less than: $1,000,000 Each occurrence. Bodily Injury and property damage combined. Additional insured and waiver of subrogation endorsements in favor of the Owner is required. D. “UMBRELLA” EXCESS LIABILITY POLICY Design - Builder shall provide and maintain during the term of the Work, including any warranty periods, excess liability insurance coverage on a policy follow form acceptable to Owner, providing coverage in excess of the limits specified above (for CGL, Automobile Liability and Employers Liability) . Such policy shall have the same inception and expiration dates as the underlying liability policies and coverage no less broad than those in the primary policies or program (shall include “Following Form” language to the primary policy) . Minimum limits shall be : Each Occurrence $5,000,000 Completed Operations Aggregate $5,000,000 Annual Aggregate $5,000,000 Additional insured status and waiver of subrogation endorsements in favor of the Owner is required . This policy will provide that if the underlying coverage is exhausted, the excess coverage will drop down as primary insurance, and that the policy will not be materially modifiable or cancelable without thirty (30) days’ prior written notice to Owner and ten (10)

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Exhibit L (Insurance Requirements) – Page 4 days for nonpayment of premium. E. “PROPERTY/BUILDER’S RISK INSURANCE” Party Providing Builder’s Risk: Owner F. DESIGN - BUILDER’S POLLUTION LIABILITY Design - Builder shall provide and maintain during the term of the Work and a thirty (30) day extended reporting period, pollution liability insurance coverage, including mold coverage , with the following minimum limits : A policy covering sudden and accidental pollution in the amount of $ 5 , 000 , 000 per loss and $ 5 , 000 , 000 in the aggregate . Such insurance will include pollution legal liability, third - party claims for bodily injury and property damage ; remediation costs (clean - up) ; and first party discovery and third - party claims . Completed operations coverage will remain in effect for no less than 5 years after Final Completion . Owner will be named as an additional insured and the policy will have a retroactive date before the start of the Work . G. DESIGN - BUILDER’S PROFESSIONAL LIABILITY INSURANCE For any scopes of Work in which Design - Builder or its subcontractors are required to provide design or design/build, engineering, architectural, and other professional operations/activities . Design - Builder shall procure and maintain professional liability insurance written on a claims - made basis covering the performance of professional services and shall be no less than the following limits : $5,000,000 per claim $5,000,000 in the aggregate Such coverage shall have a retroactive date no later than the commencement of professional services under this Agreement and shall be maintained continuously throughout the performance of the Work . Design - Builder shall maintain such coverage, or an extended reporting period endorsement, for a period of not less than two (2) years following Final Completion . A waiver of subrogation in favor of the Owner is required . This requirement may be satisfied by the applicable subcontractor’s insurance policy . H. ADDITIONAL TERMS AND CONDITIONS APPLYING TO ALL INSURANCE: 1. Other Insurer Requirements . All such coverage must be written with insurance companies authorized by the state in which the Project is located to provide such insurance coverage in such state and must be written under either standard forms approved by the Department of Insurance of the state in which the Project is located or forms of policies satisfactory to Owner .

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Exhibit L (Insurance Requirements) – Page 5 2. Except for claims or losses under the Builder’s Risk insurance, losses or claims not paid by insurance procured by the Design - Builder or its Subcontractors because such losses or claims fall within the deductible shall be borne by the Design - Builder or its Subcontractors . 3. Certificates of Insurance a) Before starting Work, Design - Builder will give Owner a certificate of insurance completed by a duly authorized representative of their insurer certifying that at least the minimum coverages required herein are in effect and specifying that the liability coverages are written on an occurrence form and that the coverages will not be canceled, non - renewed, or materially changed by endorsement or through issuance of another policy or policies of insurance without 30 days advance written notice to Owner or 10 days for nonpayment of premium . b) When any required insurance, due to the attainment of a normal expiration date or renewal date, shall expire, the Design - Builder shall (i) deliver, or cause to be delivered, to Owner prior written notice of such expiration (which notice may be forwarded by email) and (ii) supply the Owner with Certificates of Insurance and amendatory riders or endorsements that clearly evidence the continuation of all coverage in the same manner, limits of protection, and scope of coverage as was provided by the previous policy . In the event any renewal or replacement policy is written by a carrier other than that with whom the coverage was previously placed, or the subsequent policy differs in any way from the previous policy, the Design - Builder shall also furnish the Owner with a certified copy of the renewal or replacement policy unless the Owner provides the Design - Builder with prior written consent to submit only a Certificate of Insurance for any such policy . All renewal and replacement policies shall be in form and substance satisfactory to the Owner and written by carriers acceptable to the Owner . c) Certificates of insurance shall be issued on an ACORD 25 form for liability insurance . General liability insurance policies will include 30 days’ notice of cancellation, except for notice of cancellation for non - payment of premium, in which 15 days advance written notice is required . Upon Owner’s request, Design - Builder shall deliver a copy of each policy maintained by Design - Builder certified to be a true copy by the insurer or insurance broker with respect to such policy . Certificates must include by attachment the Notice of Cancellation policy provisions from the policy wording . Failure of Owner to demand such certificate or other evidence of full compliance with these insurance requirements or failure of Owner to identify a deficiency from evidence provided will not be construed as a waiver of Design - Builder’s obligation to maintain such insurance . d) The acceptance of delivery by Owner of any certificate of insurance

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Exhibit L (Insurance Requirements) – Page 6 evidencing the required coverages and limits does not constitute approval or agreement by Owner that the insurance requirements have been met or that the insurance policies shown in the certificates of insurance are in compliance with the requirements of this Agreement . e) Owner will have the right, but not the obligation, to prohibit Design - Builder or any subcontractor from entering the Project or Site until such certificates or other evidence that insurance has been placed in complete compliance with these requirements is received and approved by Owner . 4. Additional Insureds a) The policy or policies providing insurance as required herein will defend and include the Owner, its parent and affiliates, and all of their respective directors, officer representatives, agents and employees, as additional insureds, on a primary basis, for Work performed under or incidental to this Contract . b) To the fullest extent allowable by law, Design - Builder shall ensure (and shall cause its subcontractors of all tiers to ensure) that the following entities and any other entity designated by Owner (“Owner Entities”) are to be named as additional insureds (except for workers’ compensation, employer’s liability and professional liability) : Applied Optoelectronics, Inc . (Owner), and Owner’s Property Manager . c) If the Owner has other insurance applicable to the loss, it will be on an excess or contingent basis . The amount of Design - Builder’s insurance will not be reduced by the existence of such other insurance . d) Additional insured status for any party required to be included as an additional insured under this agreement shall extend to the full limits of liability maintained by the Design - Builder even if those limits of liability are in excess of those required by this Contract . It is the intent of the parties to this Contract that this Additional Insured status shall include, without limitation, coverage for completed operations and for the Owner’s negligence (but only to the extent allowed by the indemnification provision and Applicable Law) . 5. Continuous Operation . The Design - Builder’s Commercial General Liability insurance policy must not contain an exclusion of coverage if the Owner and/or its tenants continue to operate business activities at the premises during activities of the Design - Builder . No property used by Owner and/or a tenant in connection with Owner’s and tenants’ activities will be considered by Design - Builder’s insurance company as being in the care, custody, or control of Design - Builder . Owner shall have property insurance in place if Owner assumes control of certain portions of the building during the initial partial occupancy/leasing of the project prior to the Substantial Completion thereof .

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Exhibit L (Insurance Requirements) – Page 7 6. Subcontractor Insurance . The Design - Builder shall : (1) require each of its Subcontractors and Subconsultants to procure and to maintain during the life of its Subcontract, Subcontractor’s Comprehensive General Liability, Automobile Liability, Property Damage Liability Insurance and Professional Liability for design/builder Subcontractors of the type and in the same amounts as specified in the section of the Contract (with the exception of the Excess General Liability), and (2) insure the activity of its Subcontractors in its own policy . Design - Builder shall maintain Certificates of Insurance from all Subcontractors, enumerating, among other things, the Waivers in favor of, the Owner, as required herein, and make them available to the Owner upon request . 7. Cooperation . Design - Builder and Owner agree to fully cooperate, participate and comply with all reasonable requirements and recommendations of the insurers and insurance brokers issuing or arranging for issuance of the policies required herein, in all areas of safety, insurance program administration, claim reporting and investigating and audit procedures . 8. Claims . Design - Builder shall, upon receipt of notice of any claim, promptly take all action necessary to make a claim under any applicable insurance policy or policies Design - Builder is carrying and maintaining ; however, if Design - Builder fails to take such action as is necessary to make a claim under any such insurance policy, Design - Builder shall indemnify and safe harmless Owner from any and all costs, charges, expenses and liabilities incurred by Owner in making any claim on behalf of Design - Builder under any of Design - Builder’s insurance policies required under this Exhibit . 9. Deductibles and Self - Insured Retentions . All deductibles shall be paid for by Design - Builder, including but not limited to builder’s risk deductibles, but builder’s risk deductibles shall only be paid by Design - Builder to the extent that the covered builder’s risk loss was due to the fault, error, or omission of the Design - Builder, its Subcontractors, or anyone for whom Design - Builder is liable . All self - insured retentions will be Design - Builder’s sole responsibility . In no case shall the self - insured retentions for insurance required to be provided by Design - Builder under this Agreement, exceed two - hundred and fifty thousand ( $ 250 , 000 ) dollars . 10. Primary / Non - Contributing Liability . All liability policies required to be furnished and maintained by Design - Builder shall be primary insurance to any other insurance that may be available to Owner and the other Indemnified Parties identified in the Agreement . It is the intent of the parties to this Contract that all insurance coverage required herein shall be primary to and shall seek no contribution from all insurance available to Owner and such other Indemnified Parties, with Owner’s and such other Indemnified Parties’ insurance being excess, secondary, and non - contributing . 11. Occurrence Basis . All such policies shall be written on an Occurrence (not Claims made) basis, with exception of the professional liability insurance.

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Exhibit L (Insurance Requirements) – Page 8 12. If Design - Builder fails to maintain the insurance as set forth here, Owner will have the right, but not the obligation, to purchase said insurance at Design - Builder’s expense . In addition, Design - Builder’s failure to maintain the required insurance may result in termination of this Agreement at Owner’s option . 13. If any of the coverages are required to remain in force after final payment, an additional certificate evidencing continuation of such coverage will be submitted with Design - Builder’s final invoice . 14. If the Design - Builder maintains broader coverage and/or higher limits than the minimums as noted in this Section, Owner requires and shall be entitled to the broader coverage and/or higher limits maintained by the Design - Builder . Any available insurance proceeds in excess of the specified minimum limits of insurance and coverage shall be available to the Owner . 15. By requiring insurance, Owner does not represent that coverage and limits will necessarily be adequate to protect Design - Builder . Insurance effected or procured by Design - Builder will not reduce or limit Design - Builder’s contractual obligation to indemnify and defend Owner for claims or suits which result from or are connected with the performance of this Contract . 16. Upon request, the Design - Builder shall deliver to the Owner, within ten (10) days, certified copies of all insurance policies procured by the Design - Builder under or pursuant to this Exhibit identifying the Owner as an additional insured . Upon request, the Owner shall deliver to the Design - Builder, within ten (10) days, certified copies of all insurance policies procured by the Owner under or pursuant to this Exhibit . The coverage afforded under any insurance policy obtained under or pursuant to this Exhibit shall be primary to any valid and collectible insurance carried separately by any of the Indemnitees . [End of Document]

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Exhibit M (Non - Disclosure and Confidentiality Agreement) EXHIBIT M NON - DISCLOSURE AND CONFIDENTIALITY AGREEMENT See attached duly executed Non - Disclosure and Confidentiality Agreement.

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MUTUAL NON - DISCLOSURE AND CONFIDENTIALITY AGREEMENT This Mutual Non - Disclosure and Confidentiality Agreement (this "Agreement') is made as of the Effective Date set forth below by and between Applied Optoelectronics, Inc . ("AOF'), and the person or entity identified below ("COMPANY"), each of which represents that it has certain unique ideas, know how, trade secrets and proprietary information relating to its business and its business operations ("Confidential Information," as is further defined below) . The person or entity disclosing Confidential Information (the "Discloser") agrees to disclose Confidential Information to the recipient ("Recipient"), and Recipient agrees to accept the Confidential Information, all subject to the fo 1 lowing terms and conditions : 1. Recipient stands in a confidential relationship with Discloser and agrees to the terms and conditions set forth in this agreement . The sole putpose of evaluating the Confidential Information is to determine whether and on what terms Discloser and Recipient could enter into a formal business relationship (the "Purpose") . 2. Recipient shall hold in confidence all Confidential Information that it receives or learns in whatever form . Recipient shall not use the Confidential Information except for the Purpose . Recipient shall not disclose the Confidential Information to any third party, except employees of Recipient necessary to accomplish the Purpose . 3. Recipient shall take measures at least as stringent as the measures it takes to preserve its own proprietary information, and in no event less than reasonable measures, to safeguard the Confidential Information against unauthorized use or disclosure . 4. The Recipient shall (a) restrict disclosure of the Confidential Information to those employees and consultants (including employees and consultants of wholly owned subsidiaries of the Recipient) who are directly responsible for the Recipient's fulfillment of the Purpose (defined above) and who are bound, whether as a condition of their employment/consultancy or otherwise, by a written non - disclosure agreement of at least equal scope to this Agreement and which extends to the Confidential Information ; and (b) disclose the Confidential Information only to the extent it is strictly necessary for each of such employees and/or consultants to perform such duties for the Recipient . Notwithstanding the foregoing, the Recipient shall be jointly liable to the Discloser with each of the Recipient's employees, former employees, consultants and former consultants at all times, regardless of termination of any labor, employment, consultancy or other relationship, for any breach of confidentiality or non - disclosure obligations by any such person in connection with the Confidential Information . 5. All nonpublic information of any kind furnished by Discloser or any of its officers, employees, agents representatives, or subsidiaries to Recipient, whether orally or in writing, shall be Confidential Information governed by this Agreement . Information disclosed by the Discloser need not be marked "Confidential" or "Proprietary" to be considered Confidential Information ; however, any information or materials specifically marked "Confidential", "Proprietary", or the like shall be deemed to be Confidential Information . In the event of a dispute, Recipient shall have the burden of proving the non - confidential nature of any information disclosed by Discloser to Recipient and characterized by Discloser as Confidential Information . Confidential Information includes but is not limited to nonpublic information about the Discloser or : (a) about its owners, officers, directors and employees ; (b) about its business plans, actual or prospective licensees and other business customers, licensees, joint ventures, vendors and suppliers ; (c) about its cost or pricing information ; (d) about its market or competitive strategies and assessments ; (e) about its research and development concepts, ideas, creations, discoveries, improvements, and enhancements (whether or not patentable or copyrightable) ; (f) all its negotiations, proposals and agreements between the parties, whether or not executed ; and, (g) third - party information held in confidence by the Discloser . 6. Confidential Information does not include (a) information known to Recipient at the time of disclosure, which can be documented ; (b) information learned by Recipient from a third party lawfully holding same and not disclosing same in violation of an obligation of confidentiality ; (c) information that subsequently becomes generally known other than as the result of wrongful disclosure ; and (d) information required to be disclosed publicly by law or regulation to the extent so disclosed, but only after prior written notice to Discloser of such requirement prior to such disclosure . AOI Mutual NDA PAGEl

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AO! Mutual NOA PAGE2 7. Nothing contained herein shall be deemed to be a license to Recipient of any patent, trade secret, know how or other intellectual property rights . Discloser makes no warranty or representation that the Confidential Information has any particular commercial value, or that any particular results will be achieved from the use of same . Recipient specifically further agrees that it shall not use the Confidential Information, in whole or in part, directly or indirectly, for any commercial, product development, or research and development purpose, except pursuant to and in accordance with the terms of a separate license, joint venture, distribution or other agreement with and signed by an authorized representative of Recipient . 8. Recipient shall return, cause to be returned, or, as directed by Discloser, at its option in writing to Recipient, destroy all Confidential Infonnation (including any copies of Confidential Information and documents containing or reflecting the Confidential Information) at any time Discloser so requests . At Discloser's request, Recipient shall provide sworn certification, in a form reasonably acceptable to legal counsel of Discloser, that it has returned or, as allowed, destroyed all Confidential Information, that it no longer has Confidential Information in its possession, and that it has not used or disclosed Confidential Information in violation of this Agreement . 9. Discloser retains sole discretion as to what Confidential Information it shall disclose . Recipient shall immediately report to Discloser any known or suspected unauthorized use or disclosure of Confidential Information . 10. This Agreement is effective as of the Effective Date, but will be retroactive to the first date of disclosure of Confidential Infonnation to the Recipient relating to the Purpose ; and will automatically expire two (2) years from the Effective Date unless sooner terminated by either party giving thirty (30) days written notice to the other party of its intent to terminate this Agreement and specifying the effective date of such termination . Notwithstanding such tennination, the obligations of the Recipient concerning confidentiality shall terminate five (5) years following receipt of the Confidential Information . 11. Recipient acknowledges that the restrictions contained in this Agreement are, in view of the nature of the business of the Discloser, reasonable and necessary to protect the legitimate interests of Discloser, and that any violation of any provisions of this Agreement will result in irreparable injury to Discloser . Recipient acknowledges that the Discloser shall be entitled to temporary and permanent injunctive relief and to an equitable accounting of all earnings, profits and other benefits or uses, advances or developments arising from any such violation, which rights shall be cumulative of and in addition to any other rights or remedies to which the Discloser may be entitled . In the event of such violation, the Discloser shall be entitled to commence action for temporary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction . 12. Nothing in this Agreement will impair the right of Discloser to acquire, Jicense, develop, manufacture, sell or distribute for itself or others similar technology performing the same or similar functions as the technology contemplated by this Agreement . 13. This is the entire agreement between the parties with respect to the matters herein ; it supersedes all prior agreements and understandings ; it may not be modified except by a writing signed by an officer of each party ; and it shall be binding upon, and inure to the benefit of, the parties' respective successors . This agreement is not assignable by either party without the prior written consent of the other, except that either party shall have the right to assign this Agreement without the other party's consent to an affiliate or to the successor of its business . The rights and obligations herein are in addition to and not in lieu of the parties' other legal and equitable obligations to each other . This Agreement shall be governed and construed by the substantive law of the State of Texas, without regard to its choice of law rules . If any provision of this Agreement shall be finally held by a court of competent jurisdiction to invalid, unenforceable or otherwise contrary to law or equity, this Agreement shall be refonned automatically to

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cure or, as needed, delete such term and the remainder of this Agreement that can be given effect without the benefit of such term shall be given effect . 14 . The individuals executing this Agreement agree to bind themselves thereby, and also represent and warrant that they are authorized to bind by his or her signature and do so bind the corpora t ion, company, partnership or entity with which his or her signature is associated . IN WITNESS WHEREOF, the parties hereto so agree by their duly authorized representatives . EFFECTIVE DATE : September 30 , 2025 APPLIED OPT � CTRONICS, INC . By : � � Davi oChen Print: _ Title: . . _ Address: 13139 Jess Pirtle Blvd. Sugar Land, Texas 77478 281 - 295 - 1800 281 - 295 - 1888 (fax) coMPANY: _ L _ C _ C _ 3 _ s _ ol _ tA _ 1 _ 10 _ N _ 1 N _ C _ . By: -- r _ tuJ _ & _ tM _ Print: T � A _ o _ W _ L{ _ Title: - - ------ =G= - - = - - e, - -- "T(J' - ' - r. - = � - = - � l N \ _ a _ n � t?j+ W - -- + - ' � Address: 7 1 6 � - VJ II e;J vi I I e 8{v d � {;e /o] C el/ � vi'lle ,• T'x' ]b 03 4 AO! Mutual NOA PAGE3

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EXHIBIT N

DISPUTE RESOLUTION REQUIREMENTS

Owner and Design-Builder do hereby agree that the dispute resolution procedures set out below shall be the sole and exclusive remedy for resolution of their differences in the event such differences shall arise on the Project. Owner and Design-Builder consent to such procedures with regard to any claims or disputes arising under the Design-Build Agreement ("Agreement") or Design-Builder's performance thereof. For the purposes of the terms of the Agreement and this Exhibit, such claim or dispute arising under the Contract shall be referred to herein as a " Dispute."

1. Executive Meet and Confer. For any Dispute or other matter in question arising out of or related to this Agreement, the Project, or the services provided herein, the Parties shall provide written notice to the other party prior to instituting further dispute resolution as set forth herein below. Upon providing such notice of a Dispute, the parties will convene an in-person meeting of their respective principals, defined as the most senior project executives with authority to settle the claim, or other executive above project level, and attempt in good faith to resolve the issues or disputed items. The parties are encouraged, but not required, to provide documentation helpful to resolving such claim or dispute prior to the meeting of executives. Any Dispute not resolved by the principals within fifteen (15) days of such meeting, may proceed to further dispute resolution as set forth herein below. If the executive for one party does not respond to the request for a meeting within thirty (30) days, then the adverse party may seek further dispute resolution procedures as set forth herein below.

2. Mediation Required Prior to Arbitration.

To the extent a Dispute is not resolved per the meeting of executives required above, the Parties agree to mediate any Dispute not resolved within fifteen (15) days after such meeting of executives as a condition precedent to arbitration. Mediation of any Dispute shall be initiated by any party making a written demand therefor to all other parties.

Any mediation shall be governed by the Construction Industry Mediation Rules of the American Arbitration Association ("AAA") in effect at the time the Dispute arises, but filing with the AAA is not required, unless the parties are not able to agree upon a mediator. With respect to such mediation, the parties shall, within fifteen (15) days after demand is served on the other party, agree upon a mediator who is: (i) a reputable lawyer actively engaged in the practice of construction law for a continuous period of not less than ten years and (ii) is in no way affiliated, or has had material business dealings with Owner, Design-Builder, or any other party involved in the mediation, unless such connection is disclosed and the mediator is nonetheless agreed to by the parties. If the parties are unable to agree upon a mediator, the parties shall file a request with the AAA for mediation, and a mediator having the qualifications set forth above shall be appointed by the AAA office of Harris County, Houston, Texas. Such mediation shall occur within thirty (30) days after the mediator has been agreed upon or appointed and shall occur in Harris County, Houston, Texas at a mutually acceptable location reasonably convenient to the parties.

The costs of such mediation services shall be shared equally (but each party shall bear the cost of their own travel and attorneys' fees); provided, however, that, if the Dispute is not resolved pursuant to such mediation, the provisions of the Agreement or applicable law shall govern the payment of attorneys' fees and costs and expenses of mediation and arbitration hereunder.

Exhibit N (Dispute Resolution Requirements) – Page 1

Exhibit N (Dispute Resolution Requirements) – Page 2 3. Selection of Arbitration. Any Dispute not resolved by mediation as described in Section 2 above shall be decided by arbitration . Arbitration shall be in accordance with the Construction Industry Rules of the American Arbitration Association (“AAA”) and filed with the AAA . 4. WAIVER OF JURY TRIAL TO THE FULLEST EXTENT ALLOWED BY LAW, THE PARTIES WAIVE TRIAL BY JURY AND SELECT ARBITRATION FOR ALL DISPUTES . TO THE EXTENT REQUIRED BY LAW, SHOULD THE PARTIES BE FORCED TO LITIGATE ANY DISPUTE, THEN THE JUDGE (NOT JURY) SHALL BE THE TRIER OF FACT . 5. Arbitration . Any Dispute not resolved per Section 1 and 2 above, shall be subject to arbitration governed by the Construction Industry Arbitration Rules of the AAA currently in effect, unless the parties mutually agree otherwise . Any demand for arbitration shall be filed in writing with the office of the AAA in Harris County, Houston, Texas with copies to all parties . Arbitration shall be conducted with a single arbitrator unless the claim, demand, or amount in controversy in the aggregate exceeds $ 750 , 000 , in which case a panel of three (3) arbitrators shall be used . In the event the amount in controversy exceeds $ 750 , 000 and the parties cannot mutually agree upon three panel members, the parties shall be required to obtain a list of proposed neutrals through the office of the AAA . The parties shall then proceed with the selection of panel members in accordance with AAA Construction Industry Arbitration Rules . Any arbitrator(s) utilized, whether appointed or agreed, must be a reputable person (or persons) actively engaged in the practice of construction law for a period of not of not less than ten years, and not had (or currently have) material business dealings with the Owner, Design - Builder, or any other party involved in the arbitration . The arbitrator shall establish reasonable procedures and requirements for the production of relevant documents and require the exchange of information concerning witnesses to be called . The parties shall be entitled to discover all documents and information reasonably necessary for a full understanding of any legitimate issue raised in the arbitration and the parties may use all methods of discovery available under the Federal Rules of Civil Procedure and shall be governed thereby . There shall be a prehearing meeting between the parties at which the arbitrator shall make and set schedules for discovery and hearings consistent with their powers as set forth herein . The Federal Rules of Evidence shall be applied by the arbitrator and construed to allow for the admission of admissible evidence that is helpful in resolving the controversy . Rulings on the admission of evidence made by the arbitrator at the hearing shall be final and not subject to any appeal . The award rendered by the arbitrator or arbitrators shall be a reasoned award and final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof . 6. Consolidation . A Dispute may be consolidated with similar proceedings and resolved pursuant to the dispute resolution procedures contained in these Rules to include participation of the other construction or design professionals, subcontractors or consultants, and/or any other person or entity if such proceedings involve

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Exhibit N (Dispute Resolution Requirements) – Page 3 common issues of law or fact . Consent to consolidate proceedings involving an additional person or entity shall not constitute consent to resolve any claim, dispute or other matter in question other than the Dispute or with a person or entity not named or described therein . 7. General Provisions. (A) Attorneys’ Fees . In Dispute, the Court or the arbitrator(s), as applicable, shall determine the prevailing party and award to such prevailing party, in addition to any other relief to which such party is entitled to recover, its reasonable attorneys' fees, expert witness fees, costs, and other expenses incurred related to the dispute resolution procedures required by the Agreement . (B) To the extent that Owner shall contract with any other person or entity for the design and construction of the Project, Owner shall include the same terms of these Dispute Resolution Requirements with any such contract . (C) The terms of this Dispute Resolution Requirements Exhibit shall survive the termination or completion of this Agreement . *END OF DOCUMENT*

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Exhibit O (Landlord Requirements) – Page 1 EXHIBIT O LANDLORD REQUIREMENTS Not used.

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